UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07102

                       THE ADVISORS' INNER CIRCLE FUND II
               (Exact name of registrant as specified in charter)
                                    --------


                               c/o CT Corporation
                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-242-5742

                    DATE OF FISCAL YEAR END: JANUARY 31, 2005

                   DATE OF REPORTING PERIOD: JANUARY 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                  ANNUAL REPORT

                         HANCOCK HORIZON FAMILY OF FUNDS

                        [GRAPHIC OF LIGHTHOUSE OMITTED]

                                JANUARY 31, 2005
                       The Advisors' Inner Circle Fund II
                            (formerly The Arbor Fund)


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                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
HANCOCK HORIZON FAMILY OF FUNDS                                 JANUARY 31, 2005
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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
Shareholder Letter .........................................................   2
Economic Overview and Investment Outlook ...................................   3
Investment Philosophy ......................................................   7
Management's Discussion & Analysis .........................................   8
Disclosure of Fund Expenses ................................................  19
FINANCIAL STATEMENTS
Statements of Net Assets ...................................................  20
Statements of Operations ...................................................  33
Statements of Changes in Net Assets ........................................  34
Financial Highlights .......................................................  36
Notes to Financial Statements ..............................................  42
Report of Independent Registered Public Accounting Firm ....................  49
Trustees and Officers of The Advisors' Inner Circle Fund II ................  50
Notice to Shareholders .....................................................  58

The Funds' Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors' Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1.888.346.6300; and (ii) on the Commission's website at http://www.sec.gov.


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------------------
SHAREHOLDER LETTER
------------------
--------------------------------------------------------------------------------

Investment performance was positive across the board in 2004. The Hancock Horizon Equity Funds delivered performance that exceeded the S&P 500 Index and their respective indices. Performance since inception in each equity fund also remains ahead of the benchmark indices.

We are also pleased to inform our shareholders that the Horizon Fund family now has approximately $600 million in total assets. Equity fund investments comprise $140 million of that total. Less than five years ago, the equity funds were launched with about $20 million in assets. This high growth rate is a particularly significant accomplishment considering the difficult economic and market conditions during the period.

As we close our fiscal year 2004, we thank you, our shareholders, for sharing in our Funds' success. We value your sustained confidence in our management and look forward to continuing to serve your investment needs.

Sincerely,

/s/ Clifton Saik

Clifton Saik
Executive Vice President


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----------------------------------------
ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK                        JANUARY 31, 2005
----------------------------------------
--------------------------------------------------------------------------------

In last year's economic overview, we sided with the consensus forecast which, at the time, indicated that the coming year would see a modestly higher stock market and 3.5% to 4.0% growth in real Gross Domestic Product ("GDP"). Interest rates would probably rise, but not enough to end the cyclical bull market in stocks. A bearish view of the economy and markets did not seem reasonable based on the available evidence. Outside of the "steady as she goes" consensus forecast, the next most likely scenario was a more bullish one. Continued monetary and fiscal stimulus combined with relatively stable interest rates and inflation would be a strong tonic for the economy and markets. As it turned out, results exceeded the consensus forecast, even though the Federal Reserve (the "Fed") began to move toward tighter monetary policy around mid-year. The big market surprise of the year was that bond yields did not rise. In the corporate sector of the economy, the surprise was that earnings turned out to be much better than expected.

GDP GROWTH IS LIKELY TO TOP 4.0% IN CALENDAR 2004 AFTER ALL OF THE REVISIONS ARE IN. The fourth quarter ended on a high note, even though holiday sales were somewhat disappointing. Internet sales were quite strong, however, perhaps 25% above 2003 by some estimates. On-line purchases are not thought to be adequately represented by the reported sales figures. This suggests that total consumer spending will turn out to be better than indicated by the sales reports coming from brick and mortar establishments.

Consumer confidence rose significantly in December according to the Conference Board's survey. The Confidence Index rose to 102.3 from 92.6 in November. It exceeded analysts' forecasts and all of the index components improved. The "jobs plentiful" measure rose while "jobs hard to get" fell. Consumers reported that current economic conditions had improved and their expectations for the future were higher as well.

Sales of existing homes rose to a record high during the last few months of 2004. The median existing home price was about $188,000 in December, up 10.4% from a year ago. The home building industry has been operating at a high level for years spurred by low interest rates, willing lenders and, importantly, quite favorable capital gains tax treatment on the sale of owner-occupied dwellings.

Economists' GDP forecasts for calendar 2004 were in the 3.5% to 4.0% range indicating prospects for an above average year. The consensus outlook last year turned out to be quite accurate. The surprise in the 2004 year-ahead economic estimates was corporate earnings which turned out to be much better than expected. Earnings estimates kept rising through the fourth quarter of 2004, a noticeable deviation from the usual pattern. Most of the time, year-ahead earnings estimates start out too high and peak in the second quarter.

Company surveys conducted by the ISI Group peaked early in 2004, but remained at a high level at year-end. Notable changes during the year were


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----------------------------------------------------
ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONTINUED)
----------------------------------------------------
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a weakening in consumer oriented industries and stronger activity in capital goods/manufacturing. The biggest improvement in pricing power occurred in the manufacturing sector. Broadline retailers improved in this area too, but it was marginal. Discounting continues to be a fact of life at the consumer level.

INFLATION REMAINED LOW IN 2004. The core Personal Consumption Expenditure Index
(PCE), reported to be a primary factor in the determination of Fed monetary policy, is at 1.5% unchanged for 6 months. Consumer Price Index (CPI) core inflation is at 2.2% according to the last report. These readings reflect relative price stability according to the Fed definition, but the betting is that the Fed is still concerned that monetary policy is too easy. The Fed funds rate is currently 2.5%. This is not thought to represent the "neutral" short-term interest rate that would correspond to the neither stimulative nor restrictive monetary policy that the Fed is seeking. The consensus is centering on 3.0% to 3.5% as the ultimate target, which implies at least several more hikes in 2005.

THE CONSENSUS FORECAST FOR BONDS WAS OFF THE MARK LAST YEAR AND PROBABLY WILL BE AGAIN IN 2005. The ten-year U.S. Treasury bond yield, for example, was forecasted to close 2004 at 5.0% or more. It was not an unreasonable forecast in light of a strengthening economy, because even if inflation is benign, real (inflation adjusted) interest rates usually rise along with an expanding economy. Throw in fiscal stimulus and a shift toward restrictive monetary policy and you have a combination, based on historical precedent, that should generate rising yields across the entire bond maturity spectrum. It did not happen this time. In 2004, practically all of the increase in yields occurred in the five-year and under maturity range. Ten-year U.S. Treasury bonds ended the year yielding 4.2%, essentially unchanged from December 2003. What made the past twelve months different from similar periods in the past? Low inflation, foreign central bank buying of U.S. Treasuries and generally an excess of savings around the world are thought to be primarily responsible. A precise analysis has not yet been published. Federal Reserve Chairman, Alan Greenspan, in testimony to the Senate Banking Committee, said "it will be some time before we are able to better judge the forces underlying recent experience. For the moment, the broadly unanticipated behavior of world bond markets remains a conundrum." Once again, the consensus year-ahead forecast for ten-year U.S. Treasury bond yields is 5.0%, but this time the forecast seems out of synch with the evidence at hand. Forward looking data indicates the likelihood of more moderate economic growth in coming months. A deceleration in economic growth coupled with a somewhat tight-fisted Fed monetary policy suggests that stable to lower bond yields would seem to be more likely going forward.

COMMON STOCK PERFORMANCE WAS ROUGHLY IN LINE WITH EXPECTATIONS IN THE CASE OF THE LARGE-CAP S&P 500 INDEX, BUT BETTER THAN EXPECTED FOR THE MID-CAP AND SMALL-CAP INDICES. This was supposed to be the year in which large-cap stocks took the lead, but the relative performance advantage of small and mid-cap issues


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                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

continued for the fifth year in a row. Interestingly, however, when looking at the performance of individual securities in each size category, only the large-cap S&P 500 Index produced a good breadth score with 56% of the universe outperforming the index itself. Less than half of the mid-cap and small-cap index components outperformed their respective index, suggesting that the stock-picking environment was not quite as friendly for these market sectors.

Value style stocks continue to outperform. This held true throughout the year including the weak January to August period and the strong rally phase that kicked in during the final three months of 2004.

OUTLOOK FOR 2005: THE CONSENSUS ECONOMIC FORECAST IS CENTERING ON 3.0% TO 3.5% GDP GROWTH IN 2005. That's a decent figure, but it's lower than last year's forecast range. Leading economic indicators declined for five months in a row during the second half of 2004. The leading index ticked up, however, at last report, just about the time that GDP estimates which had also been falling, turned up as well. The decline in the leading economic indicators was not enough to suggest that a recession is likely, but similar declines in the past have preceded a quarter or two of below average growth. In contrast to last year, earnings growth expectations are already decelerating, oil prices are higher and the Fed is apparently still committed to a program of monetary tightening.

The base case estimates for the economy going forward seem to be reasonable given currently available data. Unlike last year, however, when our forecast leaned toward a better than expected outcome, (i.e. average to above average results) 2005 looks a little more doubtful. In our opinion, an average to below average GDP growth forecast is more in keeping with the evidence at hand.

INFLATION IS LIKELY TO REMAIN LOW. At year-end 2004 there was little evidence that companies at the retail level were able to raise prices significantly. Money supply growth is approximately 5.0% year-over-year, adequate for economic growth but certainly not overly stimulative. There is some pipeline inflationary pressure, notably in commodities and manufactured goods, but pass through to the final consumer is limited. Labor market conditions are improving, but only gradually and wage gains remain moderate. CPI inflation is trending higher, but it is still at a low level. Consensus forecasts have changed very little during the past six months, and continue to suggest a relatively stable price environment during 2005. We think a forecast of low inflation during the next twelve months is reasonable, particularly considering the Fed's focus on gradually removing monetary stimulus.

THE CONSENSUS 2005 FORECAST FOR COMMON STOCKS IS POSITIVE, BUT PERHAPS MORE POSITIVE THAN IT SHOULD BE. Last year, in addition to low inflation and low interest rates, fiscal stimulus was still coming on and the Fed was not in a tightening mode. Leading economic indicators were rising strongly and valuation measures, while not signaling a particularly cheap market, were not overly expensive either. Earnings estimates were also rising strongly. These factors suggested that a flat to


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----------------------------------------------------
ECONOMIC OVERVIEW AND INVESTMENT OUTLOOK (CONCLUDED)
----------------------------------------------------
--------------------------------------------------------------------------------

average stock market performance (0.0% to 10.0%) in 2004 would be a reasonable expectation (guess, actually). In any case, leaning toward a bullish outcome in 2004 would not have been out of line.

The picture as we enter 2005 is not quite as bright as it was a year ago. The Fed is tightening, earnings growth projections are coming down, the fiscal stimulus of the last couple of years is drying up and stock valuation measures, while not universally extreme, are far from cheap.

It's not surprising that we have arrived at a point where stock market gains will probably be harder to come by. The "average" stock, measured by the 1700 stock Value Line Arithmetic Index is up more than 100% since the bear market low on October 10, 2002. The annualized gain for this index over the 26-month period ended December 31, 2004 was 41%. Price movement alone, of course, is not the issue. At the October 2002 low, the broad market looked relatively cheap. Now, the market looks relatively expensive, particularly considering the economic/ monetary statistics.

We have speculated that a secular or long-term bear market has existed since the bull market bubble peak in early 2000. The secular nomenclature concerning bear markets refers to a lengthy period of decline or consolidation in which the major market indices, such as the S&P 500 Index and Dow Jones Industrial Index are locked in a trading range. In contrast, a secular bull market is represented by a lengthy uptrend in the market indices characterized by cyclical fluctuations that produce higher highs and higher lows. Secular bear markets have historically followed secular bull markets which ended after stock prices reached extremes in valuation. The last secular bull market lasted 18 years (1982-2000). The last secular bear market occurred between 1965 and 1982. We are not in the business of predicting stock market swings or attempting to trade them, but historical precedent, valuation measures, and the economic back-drop suggest we are due for a correction. In fact we would not be surprised to see a series of corrections and rallies during this post-bubble period as the imbalances and excesses of the late 1990s are gradually eliminated. To provide some perspective on what we mean by "corrections"; since 1900 a decline of -10% to -15% has occurred on average every three years. Fortunately, severe bear markets of the 2000-2002 variety are relatively rare. Individual security selection has been a key factor in obtaining above average returns for the past five years. It was easy to make money in common stocks during the last secular bull market. All you had to do was buy an S&P 500 Index fund and hold on. In the decade of 1990s, indexing became the mantra for success. Not anymore. The common stock investment climate has been challenging to say the least since the bubble burst five years ago. It probably is not going to get much easier for quite a while.


/s/ John C. Portwood

John C. Portwood, CFA
Chief Investment Strategist, Hancock Bank


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-----------------------------------------------
THE HANCOCK HORIZON FUNDS INVESTMENT PHILOSOPHY                 JANUARY 31, 2005
-----------------------------------------------
--------------------------------------------------------------------------------

      High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor's Corporation and Moody's Investors Service has rated the Hancock Horizon Treasury Securities Money Market Fund AAAm and Aaa, respectively; their highest quality rating for this type of money market fund.
      Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that will ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted but over time the core decision making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the foreseeable future.
      With a high-quality, value-conscious and disciplined investment approach, it naturally follows that control of risk is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that are truly representative of the expected risk and return characteristics of each asset class or investment category.


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----------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (UNAUDITED)
----------------------------------------------
--------------------------------------------------------------------------------

      The TREASURY SECURITIES MONEY MARKET FUND'S (the "Fund") investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund will attempt to achieve this objective by investing exclusively in short-term obligations of the U.S. Treasury and repurchase agreements involving such obligations.
      The Fund has been assigned an AAAm rating by Standard & Poor's Corporation and during the year attained an Aaa rating by Moody's Investors Service.
      For the year, the Fund's largest sector weighting consisted of U.S. Treasury Obligations. This structure allows the Fund to capture a higher, competitive yield in a rising interest rate environment. In addition, it provides an adequate degree of liquidity to our shareholders in coordination with industry standard requirements for money market funds as to the quality, maturity, and diversification of investments.
      For the year ended January 31, 2005, the Fund generated a total return of 0.82% for the Trust Class Shares, 0.56% for the Institutional Sweep Class Shares, and 0.37% for the Class A Shares. This compares to a 0.71% return for the iMoneyNet, Inc., U.S. Treasury & Repo Average. At year end, the Fund's net assets totaled $413,693,655.
      Looking ahead, it appears that the U.S. economy will continue to expand. A growing economy should lead to higher short-term interest rates. The Federal Open Market Committee began lifting the Federal funds Target Rate in June from the historic low level of 1.00%. Currently, the rate is 2.25%, and the consensus forecast is higher, to 3.75% by year end 2005.
      The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND, TRUST CLASS, INSTITUTIONAL SWEEP CLASS AND CLASS A, VERSUS THE IMONEYNET, INC.,
                          U.S. TREASURY & REPO AVERAGE

[Line Chart Graphic Omitted]
Plot points are as follows:

                                 Hancock Horizon
            Hancock Horizon    Treasury Securities    Hancock Horizon
          Treasury Securities        MM Fund,       Treasury Securities    iMoneyNet, Inc.
                MM Fund,          Institutional           MM Fund,         U.S. Treasury &
              Trust Class          Sweep Class            Class A           Repo Average
5/31/00         $10,000              $10,000              $10,000             $10,000
Jan-01           10,396               10,379               10,363              10,387
Jan-02           10,708               10,664               10,621              10,700
Jan-03           10,821               10,750               10,680              10,807
Jan-04           10,872               10,774               10,688              10,852
Jan-05           10,961               10,834               10,727              10,930

IMONEYNET, INC., U.S. TREASURY & REPO AVERAGE is a widely-recognized composite of money market funds that invests in U.S. Treasury bills and repurchase agreements backed by these securities. The number of funds in the Average varies.

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                             ONE YEAR         ANNUALIZED          ANNUALIZED
                              RETURN        3 YEAR RETURN      INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                    0.82%             0.78%               1.99%
--------------------------------------------------------------------------------
Institutional Sweep Class      0.56%             0.53%               1.73%
--------------------------------------------------------------------------------
Class A                        0.37%             0.33%               1.52%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2005. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.


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                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS

[Pie Chart Graphic Omitted]
Plot points are as follows:

U.S. TREASURY OBLIGATIONS       52.0%
REPURCHASE AGREEMENTS           48.0%

% of Total Portfolio Investments

      An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at a $1.00 per share, it is possible to lose money by investing in the Fund.

      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


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MANAGEMENT'S DISCUSSION & ANALYSIS (UNAUDITED) (CONTINUED)
----------------------------------------------------------
--------------------------------------------------------------------------------

      For the year ended January 31, 2005, the STRATEGIC INCOME BOND FUND (the "Fund") generated a total return of 1.83% for the Trust Class Shares, 1.58% for the Class A Shares, and 0.80% for the Class C Shares. This compares to a 3.59% return for the Lipper General Bond Funds Objective, and a 2.56% return for the Lehman Intermediate U.S. Government/Credit Index.
      The Fund's investment objective is total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing in a mix of U.S. Treasury securities, U.S. government agency securities, mortgage-backed securities, and investment grade corporate debt with an intermediate term duration structure.
      During the fiscal year, the Fund maintained its largest sector position in investment grade corporate debt, representing approximately 42.2% of the portfolio. The fiscal year ended with the Fund's average maturity of 4.1 years and a weighted average duration of 3.7 years.
      The U.S. economy expanded at a modest pace during 2004 and the employment situation improved. The unemployment rate peaked in 2003 at 6.3% and currently stands at 5.2%. Over 2 million jobs were created during the year, with each month of the year posting higher payroll figures. In addition, while inflation remained subdued, most broad measures of inflation pushed higher during the year.
      During the year, interest rates were mixed. Interest rates pushed higher from overnight to 5-years. Treasury 2-year notes rose 147 basis points, from 1.80% to 3.27%. However, Treasury 30-year notes were lower, declining 39 basis points, from 4.98% to 4.59%.
      Looking ahead, it appears that the U.S. economy will continue to expand. A growing economy should lead to higher short-term and intermediate-term interest rates, and eventually to higher long-term rates. The Federal Open Market Committee began lifting the Federal funds Target Rate in June from the historic low level of 1.00%. Currently, the rate is 2.25%, and the consensus forecast is higher, to 3.75% by year end 2005. In addition, the consensus forecast for the Treasury 10-year note is higher. Currently the rate is 4.13%, and the forecast for the end of 2005 is 5.00%.
      Throughout the year, the Fund maintained its strategy of overweighting the corporate bond sector, followed by agency mortgage-backed securities. The balance of the portfolio was comprised of U.S. Treasury and Agency securities.
      In light of these conditions, we intend to continue our strategy of pursuing high quality and above average yields.
      The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

    COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE HANCOCK
      HORIZON STRATEGIC INCOME BOND FUND, TRUST CLASS, CLASS A (WITH LOAD) AND CLASS C, VERSUS THE LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX,
                   AND THE LIPPER GENERAL BOND FUNDS OBJECTIVE

[Line Chart Graphic Omitted]
Plot points are as follows:

            Hancock Horizon      Hancock Horizon    Hancock Horizon
            Strategic Income    Strategic Income    Strategic Income  Lehman Intermediate   Lipper General
               Bond Fund,          Bond Fund,          Bond Fund,       U.S. Government/      Bond Funds
              Trust Class      Class A (with load)      Class C           Credit Index        Objective
5/31/00         $10,000             $ 9,600             $10,000             $10,000            $10,000
Jan-01           10,856              10,404              10,792              11,034             10,896
Jan-02           11,571              11,064              11,413              11,893             11,421
Jan-03           12,469              11,889              12,186              12,991             12,049
Jan-04           12,861              12,233              12,444              13,641             12,996
Jan-05           13,096              12,426              12,544              13,990             13,463


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                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

LEHMAN INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX is an unmanaged index comprised of securities in the Government and Credit Indices.

LIPPER GENERAL BOND FUNDS OBJECTIVE is comprised of funds that do not have any quality or maturity restrictions.

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                             ONE YEAR         ANNUALIZED          ANNUALIZED
                              RETURN        3 YEAR RETURN      INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                    1.83%             4.21%               5.95%
--------------------------------------------------------------------------------
Class A                        1.58%             3.95%               5.69%
--------------------------------------------------------------------------------
Class A, with load            -2.48%             2.54%               4.77%
--------------------------------------------------------------------------------
Class C                        0.80%             3.20%               4.98%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2005. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                SECTOR WEIGHTINGS

[Pie Chart Graphic Omitted]
Plot points are as follows:

CORPORATE BONDS                                     42.2%
U.S. TREASURY OBLIGATIONS                           32.4%
U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS         14.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS                   9.5%
FOREIGN GOVERNMENT                                   0.4%
CASH EQUIVALENTS                                     0.8%

% of Total Portfolio Investments

      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       11
                                      ----

----------------------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (UNAUDITED) (CONTINUED)
----------------------------------------------------------
--------------------------------------------------------------------------------

      The HANCOCK HORIZON VALUE FUND (the "Fund") seeks long-term capital appreciation with a secondary goal of current income.
      Horizon Advisers chooses stocks that they believe to be "undervalued" based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.
      At January 31, 2005, common stocks represented 99.7% of the Fund's net assets. The Fund's largest holdings were in Financial, Materials, and Industrial stocks, while having little or no exposure to Telecommunication Services or Information Technology stocks.
      The Fund's return for the year ended January 31, 2005 was 20.64% for the Trust Class Shares, 20.36% for the Class A Shares, and 19.42% for the Class C Shares. This compares favorably to the Fund's benchmark, the Russell 1000 Value Index, and the S&P 500 Index which returned 12.45% and 6.23%, respectively for the same period. The Fund's long-term numbers remain quite impressive. According to Lipper, the Fund's performance ranked in the top 4% of all multi-cap value funds. The Trust Class was ranked 4th out of 352, Class A was 6th, and Class C was 12th.
      After two very strong years for the Fund and the stock market, most economists believe things will begin to slow in 2005. The last two years' growth was fueled by a robust economy and great corporate profitability, but a sharp rise in oil prices combined with a tightening by the Federal Reserve could make obtaining double digit returns for the market in the near future very difficult. We do, however, believe a fairly valued market, low long-term interest rates, and strong job growth could provide us with some downside protection.
      The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
        HANCOCK HORIZON VALUE FUND, TRUST CLASS, CLASS A (WITH LOAD) AND
                  CLASS C, VERSUS THE RUSSELL 1000 VALUE INDEX
               AND THE LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION

[Line Chart Graphic Omitted]
Plot points are as follows:

                             Hancock Horizon
           Hancock Horizon     Value Fund,     Hancock Horizon                   Lipper Multi-Cap
             Value Fund,         Class A         Value Fund,      Russell 1000     Value Funds
             Trust Class       (with load)         Class C        Value Index     Classification
5/31/00        $10,000           $ 9,475           $10,000          $10,000          $10,000
Jan-01          11,012            10,414            10,940           10,706           11,098
Jan-02          10,972            10,351            10,808            9,991           10,597
Jan-03           9,905             9,326             9,660            8,299            8,636
Jan-04          13,147            12,343            12,698           11,254           11,772
Jan-05          15,861            14,855            15,164           12,655           12,931

RUSSELL 1000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

LIPPER MULTI-CAP VALUE FUNDS CLASSIFICATION measures the the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.


                                      ----
                                       12
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                               ONE YEAR         ANNUALIZED        ANNUALIZED
                                RETURN        3 YEAR RETURN    INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                     20.64%            13.07%             10.39%
--------------------------------------------------------------------------------
Class A                         20.36%            12.80%             10.12%
--------------------------------------------------------------------------------
Class A, with load              14.06%            10.79%              8.85%
--------------------------------------------------------------------------------
Class C                         19.42%            11.95%              9.33%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2005. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON MAY 31, 2000.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                           SECTOR WEIGHTINGS

[Pie Chart Graphic Omitted]
Plot points are as follows:

FINANCIALS                              27.8%
INDUSTRIALS                             16.3%
CONSUMER DISCRETIONARY                  13.3%
MATERIALS                               12.8%
UTILITIES                               11.9%
ENERGY                                   6.9%
CONSUMER STAPLES                         6.0%
HEALTH CARE                              3.4%
TELECOMMUNICATION SERVICES               1.5%
CASH EQUIVALENT                          0.1%

% of Total Portfolio Investments

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
--------------------------------------------------------------------------------
 1. TXU                                                                 1.8%
--------------------------------------------------------------------------------
 2. Pacificare Health Systems                                           1.7%
--------------------------------------------------------------------------------
 3. Precision Castparts                                                 1.7%
--------------------------------------------------------------------------------
 4. Nucor                                                               1.7%
--------------------------------------------------------------------------------
 5. Masco                                                               1.7%
--------------------------------------------------------------------------------
 6. Reynolds American                                                   1.7%
--------------------------------------------------------------------------------
 7. Duke Energy                                                         1.7%
--------------------------------------------------------------------------------
 8. Peabody Energy                                                      1.6%
--------------------------------------------------------------------------------
 9. Aetna                                                               1.6%
--------------------------------------------------------------------------------
10. McGraw-Hill                                                         1.6%
--------------------------------------------------------------------------------

      Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
      Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       13
                                      ----

----------------------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (UNAUDITED) (CONTINUED)
----------------------------------------------------------
--------------------------------------------------------------------------------

      The HANCOCK HORIZON GROWTH FUND (the "Fund") seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.
      Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company's return on equity, and relative price-to-earnings ratio and cash flow.
      At January 31, 2005, common stocks represented 97.3% of the Fund's net assets. The Fund's largest holdings were in Consumer Discretionary, Information Technology, Industrials, and Health Care stocks, while Materials, Telecommunication Services, and Utilities accounted for minimal or no exposure.
      The Fund's return for the year ended January 31, 2005 was 12.08% for the Trust Class Shares, 11.73% for the Class A Shares, and 10.95% for the Class C Shares. This compares favorably to the Fund's benchmark, the Russell 1000 Growth Index, and the S&P 500 Index which returned 0.70% and 6.23% respectively for the same period. The Fund's performance for the last three years relative to its peers was quite impressive. According to Lipper, the Fund's performance ranked in the top 12% of all multi-cap growth funds. The Trust Class was ranked 31st out of 353, Class A was 35th, and Class C was 42nd.
      After two very strong years for the Fund and the stock market, most economists believe things will begin to slow in 2005. The last two years' growth was fueled by a robust economy and great corporate profitability, but a sharp rise in oil prices combined with a tightening by the Federal Reserve could make obtaining double digit returns for the market in the near future very difficult. We do, however, believe a fairly valued market, low long-term interest rates, and strong job growth could provide us with some downside protection.
      The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
          HANCOCK HORIZON GROWTH FUND, TRUST CLASS, CLASS A (WITH LOAD)
                AND CLASS C, VERSUS THE RUSSELL 1000 GROWTH INDEX
              AND THE LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION

[Line Chart Graphic Omitted]
Plot points are as follows:

                             Hancock Horizon
           Hancock Horizon     Growth Fund,    Hancock Horizon                   Lipper Multi-Cap
             Growth Fund,        Class A         Growth Fund,     Russell 1000     Growth Funds
             Trust Class       (with load)         Class C        Growth Index    Classification
1/31/01        $10,000           $ 9,475           $10,000          $10,000          $10,000
Jan-02           8,876             8,395             8,800            7,312            7,216
Jan-03           7,143             6,738             7,014            5,238            5,235
Jan-04           9,830             9,257             9,560            7,107            7,368
Jan-05          11,018            10,343            10,607            7,157            7,683

RUSSELL 1000 GROWTH INDEX is an unmanaged index, comprised of 1,000 stocks of the U.S. companies with higher price-to-book ratios and higher forecasted growth values.

LIPPER MULTI-CAP GROWTH FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.


                                      ----
                                       14
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                             ONE YEAR          ANNUALIZED         ANNUALIZED
                              RETURN         3 YEAR RETURN     INCEPTION TO DATE
--------------------------------------------------------------------------------
Trust Class                    12.08%             7.47%              2.45%
--------------------------------------------------------------------------------
Class A                        11.73%             7.22%              2.22%
--------------------------------------------------------------------------------
Class A, with load              5.88%             5.30%              0.86%
--------------------------------------------------------------------------------
Class C                        10.95%             6.42%              1.48%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2005. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON JANUARY 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

                                SECTOR WEIGHTINGS

[Pie Chart Graphic Omitted]
Plot points are as follows:

CONSUMER DISCRETIONARY                  31.6%
INFORMATION TECHNOLOGY                  15.6%
HEALTH CARE                             15.4%
INDUSTRIALS                             15.3%
ENERGY                                  10.5%
FINANCIALS                               4.3%
CONSUMER STAPLES                         3.4%
CASH EQUIVALENTS                         2.5%
TELECOMMUNICATION SERVICES               1.4%

% of Total Portfolio Investments

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
--------------------------------------------------------------------------------
 1. Autodesk                                                            2.5%
--------------------------------------------------------------------------------
 2. American Eagle Outfitters                                           2.3%
--------------------------------------------------------------------------------
 3. XTO Energy                                                          2.2%
--------------------------------------------------------------------------------
 4. Coach                                                               2.2%
--------------------------------------------------------------------------------
 5. KB Home                                                             2.1%
--------------------------------------------------------------------------------
 6. JB Hunt Transport Services                                          2.1%
--------------------------------------------------------------------------------
 7. Valero Energy                                                       2.0%
--------------------------------------------------------------------------------
 8. Boyd Gaming                                                         1.9%
--------------------------------------------------------------------------------
 9. UnitedHealth Group                                                  1.9%
--------------------------------------------------------------------------------
10. Sunoco                                                              1.9%
--------------------------------------------------------------------------------

      Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
      Past performance is no guarantee of future results. Rankings are based on total returns and do not take into account front-end sales charges. During the period for which the ranking is based, the Adviser has agreed to waive certain fees. Absent fee waivers, rankings would have been lower.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       15
                                      ----

----------------------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (UNAUDITED) (CONTINUED)
----------------------------------------------------------
--------------------------------------------------------------------------------

      The HANCOCK HORIZON BURKENROAD FUND (the "Fund") seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.
      Horizon Advisers intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.
      At January 31, 2005, common stocks represented 99.0% of the Fund's net assets. The Fund's largest holdings were in Consumer Discretionary, Materials, Industrials, Energy, and Financial stocks, while Telecommunication Services, Utilities, and Information Technology stocks accounted for minimal or no exposure.
      The Fund's return for the year ended January 31, 2005 was 20.63% and 20.37% for the Class A Shares and the Class D Shares, respectively. These results outperformed the Fund's benchmark, the Russell 2000 Index, which returned 8.67% for that same period. The Fund also outperformed the S&P 500 Index's 6.23% one-year return. The Fund's long-term numbers remain very impressive. Since it's inception on December 31, 2001, the Fund has returned 18.23% annualized for Class A shareholders and 18.00% annualized for Class D shareholders. This compares very favorably to the Russell 2000 Index return of 9.6%.
      After two very strong years for the Fund and the stock market, most economists believe things will begin to slow in 2005. The last two years' growth was fueled by a robust economy and great corporate profitability, but a sharp rise in oil prices combined with a tightening by the Federal Reserve could make obtaining double digit returns for the market in the near future very difficult. We do, however, believe a fairly valued market, low long-term interest rates, and strong job growth could provide us with some downside protection.
      The material represents the manager's assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
            HANCOCK HORIZON BURKENROAD FUND, CLASS A (WITH LOAD) AND
                     CLASS D, VERSUS THE RUSSELL 2000 INDEX
              AND THE LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION

[Line Chart Graphic Omitted]
Plot points are as follows:

             Hancock Horizon      Hancock Horizon                      Lipper Small-Cap
             Burkenroad Fund,     Burkenroad Fund,    Russell 2000       Value Funds
            Class A (with load)       Class D             Index         Classification
12/31/01         $ 9,475              $10,000            $10,000           $10,000
Jan-02             9,506               10,033              9,896            10,103
Jan-03             9,024                9,517              7,732             8,710
Jan-04            13,165               13,840             12,218            13,281
Jan-05            15,881               16,659             13,277            15,149

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

LIPPER SMALL-CAP VALUE FUNDS CLASSIFICATION measures the performance of the 30 largest funds in the Lipper Small-Cap Value Funds Category. These funds, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.


                                      ----
                                       16
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

      The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-346-6300 or visit www.hancockhorizonfunds.com.

--------------------------------------------------------------------------------
                              ONE YEAR         ANNUALIZED         ANNUALIZED
                               RETURN        3 YEAR RETURN     INCEPTION TO DATE
--------------------------------------------------------------------------------
Class A                        20.63%            18.65%              18.23%
--------------------------------------------------------------------------------
Class A, with load             14.28%            16.55%              16.19%
--------------------------------------------------------------------------------
Class D                        20.37%            18.42%              18.00%
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JANUARY 31, 2005. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. FUND COMMENCED OPERATIONS ON DECEMBER 31, 2001.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER.

      The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University's A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.
      The Hancock Horizon Burkenroad Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name "Burkenroad" from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

                                SECTOR WEIGHTINGS

[Pie Chart Graphic Omitted]
Plot points are as follows:

ENERGY                                  22.3%
CONSUMER DISCRETIONARY                  20.3%
INDUSTRIALS                             11.9%
MATERIALS                               11.1%
FINANCIALS                              11.0%
CASH EQUIVALENTS                         6.7%
CONSUMER STAPLES                         6.1%
HEALTH CARE                              5.4%
INFORMATION TECHNOLOGY                   3.2%
UTILITIES                                2.0%

% of Total Portfolio Investments

                             TOP TEN EQUITY HOLDINGS

--------------------------------------------------------------------------------
                                                                   Percentage of
                                                                    Investments
--------------------------------------------------------------------------------
 1. Commercial Metals                                                   2.6%
--------------------------------------------------------------------------------
 2. Matria Healthcare                                                   2.6%
--------------------------------------------------------------------------------
 3. Callon Petroleum                                                    2.3%
--------------------------------------------------------------------------------
 4. Denbury Resources                                                   2.3%
--------------------------------------------------------------------------------
 5. KCS Energy                                                          2.3%
--------------------------------------------------------------------------------
 6. Marine Products                                                     2.3%
--------------------------------------------------------------------------------
 7. EnergySouth                                                         2.3%
--------------------------------------------------------------------------------
 8. Sonic                                                               2.2%
--------------------------------------------------------------------------------
 9. NCI Building Systems                                                2.2%
--------------------------------------------------------------------------------
10. Parkway Properties                                                  2.1%
--------------------------------------------------------------------------------


                                      ----
                                       17
                                      ----

----------------------------------------------------------
MANAGEMENT'S DISCUSSION & ANALYSIS (UNAUDITED) (CONCLUDED)
----------------------------------------------------------
--------------------------------------------------------------------------------

      In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which technology funds invest may be subject to severe competition and rapid obsolescence. Holdings are subject to change.
      Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.
      This information must be preceded or accom- panied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund's investment objectives, risks, charges, expenses and performance before investing.


                                      ----
                                       18
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
---------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)                         JANUARY 31, 2005
---------------------------------------
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund`s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN -- This section helps you to estimate the actual expenses that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1000 = 8.6), then multiply that ratio by the number shown for your Fund under the "Expenses Paid During Period" column.

o HYPOTHETICAL 5% RETURN -- This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.

--------------------------------------------------------------------------------
                               BEGINNING     ENDING                     EXPENSES
                               ACCOUNT       ACCOUNT        ANNUALIZED  PAID
                               VALUE         VALUE          EXPENSE     DURING
                               8/01/04       1/31/05        RATIOS      PERIOD*
--------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                    $1,000.00     $1,006.00      0.58%       $ 2.92
Institutional Sweep Class       1,000.00      1,004.70      0.83          4.18
Class A                         1,000.00      1,003.40      1.08          5.44
HYPOTHETICAL 5% RETURN
Trust Class                    $1,000.00     $1,022.22      0.58%       $ 2.95
Institutional Sweep Class       1,000.00      1,020.96      0.83          4.22
Class A                         1,000.00      1,019.71      1.08          5.48
--------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                    $1,000.00     $1,018.50      0.75%       $ 3.81
Class A                         1,000.00      1,017.20      1.00          5.07
Class C                         1,000.00      1,013.20      1.75          8.86
HYPOTHETICAL 5% RETURN
Trust Class                    $1,000.00     $1,021.37      0.75%       $ 3.81
Class A                         1,000.00      1,020.11      1.00          5.08
Class C                         1,000.00      1,016.34      1.75          8.87
--------------------------------------------------------------------------------
VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                    $1,000.00     $1,168.30      1.10%       $ 6.00
Class A                         1,000.00      1,166.80      1.35          7.35
Class C                         1,000.00      1,162.40      2.10         11.41
HYPOTHETICAL 5% RETURN
Trust Class                    $1,000.00     $1,019.61      1.10%       $ 5.58
Class A                         1,000.00      1,018.35      1.35          6.85
Class C                         1,000.00      1,014.58      2.10         10.63
--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Trust Class                    $1,000.00     $1,126.90      1.10%       $ 5.88
Class A                         1,000.00      1,125.80      1.35          7.21
Class C                         1,000.00      1,122.00      2.10         11.20
HYPOTHETICAL 5% RETURN
Trust Class                    $1,000.00     $1,019.61      1.10%       $ 5.58
Class A                         1,000.00      1,018.35      1.35          6.85
Class C                         1,000.00      1,014.58      2.10         10.63
--------------------------------------------------------------------------------
BURKENROAD FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                        $1,000.00     $1,152.80      1.40%       $ 7.58
Class D                         1,000.00      1,151.20      1.65          8.92
HYPOTHETICAL 5% RETURN
Class A                        $1,000.00     $1,018.10      1.40%       $ 7.10
Class D                         1,000.00      1,016.84      1.65          8.36
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------


                                      ----
                                       19
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 52.1%
   U.S. Treasury Bills (A)
      1.895%, 02/03/05                                      $30,000    $ 29,997
      2.123%, 02/24/05                                       25,000      24,966
      2.072%, 03/03/05                                       57,000      56,898
      2.102%, 03/10/05                                        7,000       6,985
      2.021%, 03/17/05                                       22,000      21,945
      2.189%, 03/31/05                                       30,000      29,895
      2.418%, 04/21/05                                       20,000      19,895
      2.419%, 04/28/05                                       25,000      24,856
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $215,437)                      215,437
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (B) -- 48.1%
   ABN-AMRO
      2.400%, dated 01/31/05, to be repurchased on 02/01/05,
      repurchase price $15,001,000 (collateralized by a
      U.S. Treasury Bill, par value $15,447,000, 2.547% (A),
      06/16/05; total market value $15,300,871)              15,000      15,000
   Deutsche Bank
      2.450%, dated 01/31/05, to be repurchased on 02/01/05,
      repurchase price $93,906,272 (collateralized by a
      U.S. Treasury Note, par value $95,909,000, 3.625%,
      01/15/10; total market value $95,778,736)              93,900      93,900
   JPMorgan Chase
      2.450%, dated 01/31/05, to be repurchased on 02/01/05,
      repurchase price $90,006,125 (collateralized by a
      U.S. Treasury Note, par value $92,110,000, 3.500%,
      12/15/09; total market value $91,803,198)              90,000      90,000
--------------------------------------------------------------------------------
   TOTAL REPURCHASE AGREEMENTS (COST $198,900)                          198,900
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.2% (COST $414,337)                          414,337
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.2%)
Income Distribution Payable                                                (363)
Investment Advisory Fees Payable                                            (95)
Shareholder Servicing Fees Payable                                          (47)
Administration Fees Payable                                                 (34)
12b-1 Fees Payable                                                          (24)
Custodian Fees Payable                                                      (17)
Transfer Agent Fees Payable                                                  (5)
Trustees' Fees Payable                                                       (3)
Other Assets and Liabilities, Net                                           (55)
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                      (643)
--------------------------------------------------------------------------------
   NET ASSETS -- 100.0%                                                $413,694
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                              (000)
--------------------------------------------------------------------------------
Net Assets:
Paid in Capital (unlimited authorization -- no par value)              $413,694
--------------------------------------------------------------------------------
   NET ASSETS                                                          $413,694
--------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($165,510,258 / 165,507,101 SHARES)                                    $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- INSTITUTIONAL SWEEP CLASS SHARES
   ($136,021,509 / 136,021,115 SHARES)                                    $1.00
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($112,161,887 / 112,165,441 SHARES)                                    $1.00

(A) The rate reported is the effective yield at time of purchase.

(B) Tri-Party Repurchase Agreement

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       20
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
-----------------------
STATEMENT OF NET ASSETS                                         JANUARY 31, 2005
-----------------------
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------
CORPORATE BONDS -- 41.6%
   Aerospace & Defense -- 1.3%
      General Dynamics
       4.500%, 08/15/10                                     $ 1,000    $  1,018
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                              1,018
--------------------------------------------------------------------------------
   Agriculture -- 2.6%
      Cargill 144A
       4.375%, 06/01/13                                       2,000       1,962
--------------------------------------------------------------------------------
   TOTAL AGRICULTURE                                                      1,962
--------------------------------------------------------------------------------
   Automotive -- 5.4%
      DaimlerChrysler Holding
       6.400%, 05/15/06                                       2,000       2,072
      General Motors
       7.100%, 03/15/06                                         750         759
       6.125%, 08/28/07                                       1,250       1,269
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       4,100
--------------------------------------------------------------------------------
   Banks -- 5.3%
      Bank One
       6.500%, 02/01/06                                       2,000       2,062
      Citigroup
       4.125%, 06/30/05                                       1,000       1,005
      US Bancorp MTN
       2.750%, 03/30/06                                       1,000         991
--------------------------------------------------------------------------------
   TOTAL BANKS                                                            4,058
--------------------------------------------------------------------------------
   Chemicals -- 2.8%
      Dow Chemical
       6.000%, 10/01/12                                       1,000       1,096
      E. I. Du Pont De Nemours
       4.125%, 04/30/10                                       1,000       1,002
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                                        2,098
--------------------------------------------------------------------------------
   Electrical Services & Equipment -- 3.1%
      Central Power & Light, MBIA Insured
       7.125%, 02/01/08                                       1,000       1,092
      PSEG Power LLC
       3.750%, 04/01/09                                       1,300       1,279
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL SERVICES & Equipment                                  2,371
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------
   Financial Services -- 9.7%
      American General Finance MTN, Series F
       5.910%, 06/12/06                                     $   500    $    515
      Bear Stearns
       3.000%, 03/30/06                                       1,000         996
      Boeing Capital
       6.500%, 02/15/12                                       1,000       1,122
      Countrywide Home Loans MTN
       4.125%, 09/15/09                                       1,000         993
      First Data
       3.375%, 08/01/08                                         400         394
      Ford Motor Credit
       7.375%, 02/01/11                                         650         694
       6.500%, 01/25/07                                       1,000       1,029
      General Electric Capital MTN, Series A
       6.875%, 11/15/10                                         500         563
      Lehman Brothers Holdings
       7.000%, 02/01/08                                       1,000       1,086
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               7,392
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco -- 0.7%
      Campbell Soup
       6.750%, 02/15/11                                         500         561
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                           561
--------------------------------------------------------------------------------
   Oil Drilling & Refining -- 2.8%
      ENSCO International
       6.750%, 11/15/07                                       1,000       1,066
      Marathon Oil
       5.375%, 06/01/07                                       1,000       1,036
--------------------------------------------------------------------------------
   TOTAL OIL DRILLING & REFINING                                          2,102
--------------------------------------------------------------------------------
   Retail -- 2.0%
      Target
       5.375%, 06/15/09                                         500         528
      Wal-Mart Stores
       4.000%, 01/15/10                                       1,000         996
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           1,524
--------------------------------------------------------------------------------
   Semi-Conductors & Instruments -- 2.0%
      Texas Instruments
       6.125%, 02/01/06                                       1,500       1,536
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                    1,536
--------------------------------------------------------------------------------


                                      ----
                                       21
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 3.2%
      Alltel
       6.500%, 11/01/13                                     $ 1,000    $  1,119
   SBC Communications
       5.875%, 08/15/12                                       1,000       1,073
      Verizon Global Funding
       4.000%, 01/15/08                                         200         201
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   2,393
--------------------------------------------------------------------------------
   Utilities -- 0.7%
      Alabama Power, Series G
       5.375%, 10/01/08                                         500         522
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                          522
--------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS (COST $31,193)                                  31,637
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 32.0%
   U.S. Treasury Bills (A)
      2.593%, 07/07/05                                        3,000       2,966
      2.408%, 06/09/05                                        4,000       3,964
   U.S. Treasury Bond
      5.375%, 02/15/31                                          500         559
   U.S. Treasury Notes
      7.500%, 02/15/05                                        1,350       1,353
      6.625%, 05/15/07                                          550         590
      6.500%, 08/15/05                                        1,000       1,020
      4.875%, 02/15/12                                        1,250       1,322
      4.250%, 08/15/14                                        5,000       5,046
      4.250%, 11/15/14                                        4,000       4,037
      3.500%, 12/15/09                                        3,000       2,975
      3.125%, 05/15/07                                          500         498
--------------------------------------------------------------------------------
   TOTAL U.S. TREASURY OBLIGATIONS (COST $24,119)                        24,330
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS -- 14.6%
   FHLMC
      7.000%, 12/01/06                                            3           3
      7.000%, 12/01/14                                           16          17
      7.000%, 04/01/15                                           36          38
      5.000%, 10/01/16                                          725         738
      3.500%, 02/15/14                                          475         474
--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                                  (000)       (000)
--------------------------------------------------------------------------------
   FNMA
      7.500%, 04/01/15                                      $    --    $     --
      7.500%, 12/01/30                                           34          36
      7.000%, 12/01/06                                            8           8
      7.000%, 07/01/07                                            7           7
      7.000%, 12/01/09                                           24          26
      6.500%, 01/01/32                                          493         517
      5.000%, 10/01/18                                          779         792
      5.000%, 12/01/18                                          866         881
      4.500%, 07/01/18                                        1,643       1,645
      4.000%, 09/01/10                                        1,568       1,560
   GNMA
      7.500%, 08/15/12                                           32          34
      7.500%, 09/15/13                                           25          26
      7.500%, 12/20/29                                            9          10
      7.500%, 06/15/30                                           72          77
      6.500%, 06/15/08                                            2           3
      6.500%, 10/15/08                                            5           5
      6.500%, 09/15/13                                           75          80
      6.500%, 04/15/14                                           39          41
      6.500%, 03/15/31                                           68          72
      6.500%, 07/15/31                                          757         797
      5.000%, 09/15/17                                          556         570
      5.000%, 12/15/17                                          773         793
      5.000%, 10/15/18                                           68          70
      5.000%, 11/15/18                                           77          79
      5.000%, 01/15/19                                        1,361       1,395
      5.000%, 03/15/33                                          111         112
      5.000%, 04/15/33                                           36          37
      5.000%, 06/15/33                                          128         129
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS (COST $10,995)      11,072
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.4%
   FHLB
      4.000%, 11/13/09                                        2,000       1,999
   FHLMC
      4.375%, 02/04/10                                        2,500       2,506
   FNMA
      5.500%, 03/15/11                                        1,500       1,605
      5.250%, 08/01/12                                        1,000       1,043
--------------------------------------------------------------------------------
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $7,049)                 7,153
--------------------------------------------------------------------------------


                                      ----
                                       22
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

STRATEGIC INCOME BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                          FACE AMOUNT    VALUE
DESCRIPTION                                              (000)/SHARES    (000)
--------------------------------------------------------------------------------
FOREIGN GOVERNMENT -- 0.3%
   Province of Manitoba
      4.250%, 11/20/06                                      $   250     $   254
--------------------------------------------------------------------------------
   TOTAL FOREIGN GOVERNMENT (COST $255)                                     254
--------------------------------------------------------------------------------

CASH EQUIVALENTS -- 0.9%
      Federated Treasury Obligation Money Market Fund       198,476         198
      SEI Daily Income Trust Treasury Fund                  430,269         430
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $628)                                       628
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 98.8% (COST $74,239)                             75,074
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 1.2%
Capital Shares Redeemed Payable                                             (98)
Investment Advisory Fees Payable                                            (22)
Administration Fees Payable                                                  (7)
Transfer Agent Fees Payable                                                  (5)
Custodian Fees Payable                                                       (4)
Shareholder Servicing Fees Payable                                           (2)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                         1,062
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                       923
--------------------------------------------------------------------------------
   NET ASSETS -- 100.0%                                                 $75,997
--------------------------------------------------------------------------------
Net Assets:
Paid in Capital (unlimited authorization -- no par value)               $75,217
Undistributed Net Investment Income                                          21
Accumulated Net Realized Loss on Investments                                (76)
Net Unrealized Appreciation on Investments                                  835
--------------------------------------------------------------------------------
   NET ASSETS                                                           $75,997
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($67,849,127 / 4,371,016 SHARES)                                     $ 15.52
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($8,028,376 / 517,896 SHARES)                                        $ 15.50
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($15.50 / 96.00%)                                     $ 16.15
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($119,408 / 7,682 SHARES)                                            $ 15.54
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(A) The rate shown represents the security's effective yield at time of purchase.

FHLB -- Federal Home Loan Bank

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

GNMA -- Government National Mortgage Association

LLC -- Limited Liability Company

MBIA -- Municipal Bond Investors Assurance

MTN -- Medium Term Note

144A -- Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. This security has been deemed liquid by the Board of Trustees.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       23
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.7%
   Aerospace & Defense -- 2.8%
      Boeing                                                 20,000    $  1,012
      Rockwell Collins                                       28,000       1,201
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                              2,213
--------------------------------------------------------------------------------
   Agriculture -- 3.0%
      Archer-Daniels-Midland                                 52,000       1,258
      Monsanto                                               20,000       1,083
--------------------------------------------------------------------------------
   TOTAL AGRICULTURE                                                      2,341
--------------------------------------------------------------------------------
   Automotive -- 2.5%
      Ford Motor                                             70,000         922
      Paccar                                                 15,000       1,060
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                       1,982
--------------------------------------------------------------------------------
   Banks -- 12.8%
      Associated Banc-Corp                                   27,000         892
      Bank of America                                        20,000         927
      Bank of Hawaii                                         26,000       1,246
      BB&T                                                   28,000       1,105
      Golden West Financial                                  14,000         905
      Hibernia, Cl A                                         41,000       1,079
      Keycorp                                                30,000       1,003
      Marshall & Ilsley                                      21,000         899
      National City                                          27,000         960
      SunTrust Banks                                         14,000       1,008
--------------------------------------------------------------------------------
   TOTAL BANKS                                                           10,024
--------------------------------------------------------------------------------
   Building & Construction -- 6.3%
      Brunswick                                              25,000       1,153
      D.R. Horton                                            30,000       1,193
      Masco                                                  35,000       1,288
      Pulte Homes                                            19,000       1,256
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                          4,890
--------------------------------------------------------------------------------
   Chemicals -- 1.6%
      Dow Chemical                                           25,000       1,242
--------------------------------------------------------------------------------
   TOTAL CHEMICALS                                                        1,242
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Coal Mining -- 1.6%
      Peabody Energy                                         15,000    $  1,271
--------------------------------------------------------------------------------
   TOTAL COAL MINING                                                      1,271
--------------------------------------------------------------------------------
   Containers & Packaging -- 1.4%
      Tupperware                                             54,000       1,086
--------------------------------------------------------------------------------
   TOTAL CONTAINERS & PACKAGING                                           1,086
--------------------------------------------------------------------------------
   Electrical Utilities -- 6.2%
      Constellation Energy Group                             21,000       1,050
      Duke Energy                                            48,000       1,286
      FPL Group                                              15,000       1,150
      TXU                                                    20,000       1,384
--------------------------------------------------------------------------------
   TOTAL ELECTRICAL UTILITIES                                             4,870
--------------------------------------------------------------------------------
   Financial Services -- 8.9%
      American Express                                       16,000         853
      Bear Stearns                                           10,000       1,010
      Capital One Financial                                  13,000       1,018
      Citigroup                                              18,000         883
      Countrywide Financial                                  33,000       1,221
      Goldman Sachs Group                                     9,000         971
      Lehman Brothers Holdings                               11,000       1,003
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               6,959
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco -- 3.2%
      Reynolds American                                      16,000       1,287
      Smithfield Foods*                                      41,000       1,241
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                         2,528
--------------------------------------------------------------------------------
   Gas & Natural Gas -- 4.3%
      National Fuel Gas                                      39,000       1,100
      Oneok                                                  45,000       1,246
      Sempra Energy                                          27,000       1,005
--------------------------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                                                3,351
--------------------------------------------------------------------------------
   Hotels & Lodging -- 1.4%
      Carnival                                               19,000       1,094
--------------------------------------------------------------------------------
   TOTAL HOTELS & LODGING                                                 1,094
--------------------------------------------------------------------------------


                                      ----
                                       24
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Industrials -- 3.2%
      Cummins                                                15,000    $  1,165
      Nucor                                                  23,000       1,292
--------------------------------------------------------------------------------
   TOTAL INDUSTRIALS                                                      2,457
--------------------------------------------------------------------------------
   Insurance -- 6.0%
      AMBAC Financial Group                                  10,000         769
      Chubb                                                  15,000       1,117
      Fidelity National Financial                            24,000       1,051
      Lincoln National                                       20,000         923
      Metlife                                                20,000         795
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                        4,655
--------------------------------------------------------------------------------
   Manufacturing -- 2.6%
      Eaton                                                  16,000       1,088
      Ingersoll-Rand, Cl A                                   13,000         967
--------------------------------------------------------------------------------
   TOTAL MANUFACTURING                                                    2,055
--------------------------------------------------------------------------------
   Medical Products & Services -- 3.4%
      Aetna                                                  10,000       1,270
      Pacificare Health Systems*                             22,000       1,354
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                      2,624
--------------------------------------------------------------------------------
   Metals & Mining -- 4.6%
      Phelps Dodge                                           12,000       1,156
      Precision Castparts                                    19,000       1,336
      Worthington Industries                                 53,000       1,085
--------------------------------------------------------------------------------
   TOTAL METALS & MINING                                                  3,577
--------------------------------------------------------------------------------
   Paper & Paper Products -- 2.3%
      Georgia-Pacific                                        27,000         867
      Louisiana-Pacific                                      35,000         896
--------------------------------------------------------------------------------
   TOTAL PAPER & PAPER PRODUCTS                                           1,763
--------------------------------------------------------------------------------
   Petroleum & Fuel Products -- 3.0%
      Burlington Resources                                   26,000       1,136
      Occidental Petroleum                                   20,000       1,168
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        2,304
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Petroleum Refining -- 2.5%
      ConocoPhillips                                         13,000    $  1,206
      Exxon Mobil                                            15,000         774
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                               1,980
--------------------------------------------------------------------------------
   Printing & Publishing -- 1.6%
      McGraw-Hill                                            14,000       1,267
--------------------------------------------------------------------------------
   TOTAL PRINTING & PUBLISHING                                            1,267
--------------------------------------------------------------------------------
   Retail -- 4.2%
      BJ's Wholesale Club*                                   32,000         915
      J.C. Penney Holding                                    29,000       1,239
      McDonald's                                             35,000       1,134
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           3,288
--------------------------------------------------------------------------------
   Rubber & Plastic -- 1.4%
      Cytec Industries                                       22,000       1,122
--------------------------------------------------------------------------------
   TOTAL RUBBER & PLASTIC                                                 1,122
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 1.5%
      Alltel                                                 21,000       1,156
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   1,156
--------------------------------------------------------------------------------
   Transportation Services -- 6.0%
      Alexander & Baldwin                                    27,000       1,242
      Norfolk Southern                                       35,000       1,222
      Overseas Shipholding Group                             20,000       1,116
      Ryder System                                           25,000       1,139
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                          4,719
--------------------------------------------------------------------------------
   Utilities -- 1.4%
      Exelon                                                 24,000       1,062
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                        1,062
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $57,175)                                     77,880
--------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.1%
      SEI Daily Income Trust Treasury Fund                   62,502          63
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENT (COST $63)                                          63
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.8% (COST $57,238)                             77,943
--------------------------------------------------------------------------------


                                      ----
                                       25
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

VALUE FUND (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                              (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Investment Advisory Fees Payable                                        $   (51)
Capital Shares Redeemed Payable                                             (34)
Administration Fees Payable                                                  (8)
Transfer Agent Fees Payable                                                  (5)
Custodian Fees Payable                                                       (4)
Shareholder Servicing Fees Payable                                           (4)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                           272
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                       165
--------------------------------------------------------------------------------
   NET ASSETS -- 100.0%                                                 $78,108
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital (unlimited authorization -- no par value)               $55,674
Distribution in Excess of Net Investment Income                             (25)
Accumulated Net Realized Gain on Investments                              1,754
Net Unrealized Appreciation on Investments                               20,705
--------------------------------------------------------------------------------
   NET ASSETS                                                           $78,108
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($58,015,649 / 2,577,889 SHARES)                                     $ 22.51
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($19,556,795 / 870,894 SHARES)                                       $ 22.46
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($22.46 / 94.75%)                                     $ 23.70
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($535,340 / 24,135 SHARES)                                           $ 22.18

* Non-income producing security.

Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       26
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
-----------------------
STATEMENT OF NET ASSETS                                         JANUARY 31, 2005
-----------------------
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 97.3%
   Aerospace & Defense -- 1.4%
      United Technologies                                     7,000    $    705
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                                705
--------------------------------------------------------------------------------
   Automotive -- 1.1%
      Johnson Controls                                       10,000         592
--------------------------------------------------------------------------------
   TOTAL AUTOMOTIVE                                                         592
--------------------------------------------------------------------------------
   Building & Construction -- 3.6%
      KB Home                                                10,000       1,086
      Lennar, Cl A                                           14,000         791
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                          1,877
--------------------------------------------------------------------------------
   Computer Software -- 4.5%
      Adobe Systems                                          14,000         797
      Computer Associates International                          18           1
      Symantec*                                              38,000         887
      Transaction Systems Architects, Cl A*                  31,000         658
--------------------------------------------------------------------------------
   TOTAL COMPUTER SOFTWARE                                                2,343
--------------------------------------------------------------------------------
   Computers & Services -- 5.5%
      Autodesk                                               44,000       1,292
      Computer Sciences*                                     15,000         773
      Lexmark International, Cl A*                            9,000         750
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                             2,815
--------------------------------------------------------------------------------
   Consumer Products -- 4.0%
      Nike, Cl B                                              9,000         780
      Reebok International                                   14,000         623
      Timberland, Cl A*                                      10,000         657
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                                                2,060
--------------------------------------------------------------------------------
   Financial Services -- 2.7%
      Eaton Vance                                            32,000         801
      MBNA                                                   22,000         585
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                               1,386
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco -- 1.8%
      Constellation Brands, Cl A*                            18,000         935
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                           935
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Hotels & Lodging -- 5.1%
      Boyd Gaming                                            25,000    $    995
      Harrah's Entertainment                                 13,000         822
      Marriott International, Cl A                           13,000         821
--------------------------------------------------------------------------------
   TOTAL HOTELS & LODGING                                                 2,638
--------------------------------------------------------------------------------
   Insurance -- 1.6%
      Progressive                                            10,000         837
--------------------------------------------------------------------------------
   TOTAL INSURANCE                                                          837
--------------------------------------------------------------------------------
   Machinery -- 2.8%
      Caterpillar                                             8,000         713
      Graco                                                  21,000         748
--------------------------------------------------------------------------------
   TOTAL MACHINERY                                                        1,461
--------------------------------------------------------------------------------
   Manufacturing -- 2.2%
      Coach*                                                 20,000       1,122
--------------------------------------------------------------------------------
   TOTAL MANUFACTURING                                                    1,122
--------------------------------------------------------------------------------
   Medical Products & Services -- 13.7%
      Beckman Coulter                                        12,000         804
      C.R. Bard                                              13,000         881
      Charles River Laboratories International*              15,000         711
      Coventry Health Care*                                  15,000         853
      LifePoint Hospitals*                                   22,000         832
      Quest Diagnostics                                       5,000         476
      UnitedHealth Group                                     11,000         978
      WellPoint*                                              7,000         851
      Zimmer Holdings*                                        9,000         710
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                      7,096
--------------------------------------------------------------------------------
   Miscellaneous Business Services -- 2.8%
      Korn/Ferry International*                              42,000         829
      Manpower                                               13,000         632
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS BUSINESS SERVICES                                  1,461
--------------------------------------------------------------------------------
   Miscellaneous Consumer Services -- 1.6%
      Brink's                                                23,000         814
--------------------------------------------------------------------------------
   TOTAL MISCELLANEOUS CONSUMER SERVICES                                    814
--------------------------------------------------------------------------------


                                      ----
                                       27
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

GROWTH FUND (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Motorcycles, Bicycles & Parts -- 1.2%
      Harley-Davidson                                        10,000    $    601
--------------------------------------------------------------------------------
   TOTAL MOTORCYCLES, BICYCLES & PARTS                                      601
--------------------------------------------------------------------------------
   Petroleum & Fuel Products -- 5.0%
      Kerr-McGee                                             13,000         803
      Pogo Producing                                         15,000         638
      XTO Energy                                             32,000       1,149
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        2,590
--------------------------------------------------------------------------------
   Petroleum Refining -- 5.5%
      ChevronTexaco                                          15,000         816
      Sunoco                                                 11,000         962
      Valero Energy                                          20,000       1,041
--------------------------------------------------------------------------------
   TOTAL PETROLEUM REFINING                                               2,819
--------------------------------------------------------------------------------
   Photographic Equipment & Supplies -- 1.5%
      Xerox*                                                 50,000         794
--------------------------------------------------------------------------------
   TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES                                  794
--------------------------------------------------------------------------------
   Retail -- 15.9%
      Aeropostale*                                           24,000         667
      American Eagle Outfitters                              23,000       1,169
      Best Buy                                               12,000         646
      Claire's Stores                                        32,000         660
      CVS                                                    18,000         834
      Home Depot                                             17,000         702
      Limited Brands                                         30,000         711
      RadioShack                                             18,000         596
      Staples                                                23,000         753
      Urban Outfitters*                                      20,000         841
      Williams-Sonoma*                                       19,000         657
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                           8,236
--------------------------------------------------------------------------------
   Semi-Conductors & Instruments -- 2.7%
      Cree*                                                  23,000         553
      Waters*                                                17,000         834
--------------------------------------------------------------------------------
   TOTAL SEMI-CONDUCTORS & INSTRUMENTS                                    1,387
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Telephones & Telecommunication -- 4.4%
      Harris                                                 12,000    $    777
      Plantronics                                            21,000         781
      Verizon Communications                                 20,000         712
--------------------------------------------------------------------------------
   TOTAL TELEPHONES & TELECOMMUNICATION                                   2,270
--------------------------------------------------------------------------------
   Transportation Services -- 4.9%
      CNF                                                    17,000         797
      FedEx                                                   7,000         670
      JB Hunt Transport Services                             24,000       1,059
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                          2,526
--------------------------------------------------------------------------------
   Utilities -- 1.8%
      Ametek                                                 24,000         917
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                          917
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $37,036)                                     50,282
--------------------------------------------------------------------------------
CASH EQUIVALENTS -- 2.5%
      Federated Treasury Obligation Money Market Fund       143,429         143
      SEI Daily Income Trust Treasury Fund                1,141,651       1,142
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $1,285)                                   1,285
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 99.8% (COST $38,321)                              51,567
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.2%
Investment Advisory Fees Payable                                            (31)
Capital Shares Redeemed Payable                                             (25)
Administration Fees Payable                                                  (5)
Transfer Agent Fees Payable                                                  (5)
Custodian Fees Payable                                                       (3)
Shareholder Servicing Fees Payable                                           (3)
Trustees' Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                           191
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                       118
--------------------------------------------------------------------------------
   NET ASSETS -- 100.0%                                                $ 51,685
--------------------------------------------------------------------------------


                                      ----
                                       28
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                              (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital (unlimited authorization -- no par value)               $40,649
Accumulated Net Investment Loss                                            (142)
Accumulated Net Realized Loss on Investments                             (2,068)
Net Unrealized Appreciation on Investments                               13,246
--------------------------------------------------------------------------------
      NET ASSETS                                                        $51,685
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- TRUST CLASS SHARES
   ($37,052,098 / 2,242,468 SHARES)                                     $ 16.52
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($14,233,624 / 868,786 SHARES)                                       $ 16.38
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($16.38 / 94.75%)                                     $ 17.29
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS C SHARES
   ($399,212 / 25,098 SHARES)                                           $ 15.91

* Non-income producing security.

Cl -- Class

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       29
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

BURKENROAD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 99.0%
   Aerospace & Defense -- 3.2%
      Armor Holdings*                                         3,000    $    132
      Petroleum Helicopters*                                  5,000         129
--------------------------------------------------------------------------------
   TOTAL AEROSPACE & DEFENSE                                                261
--------------------------------------------------------------------------------
   Apparel & Textiles -- 0.9%
      Russell                                                 4,000          72
--------------------------------------------------------------------------------
   TOTAL APPAREL & TEXTILES                                                  72
--------------------------------------------------------------------------------
   Banks -- 9.1%
      Alabama National Bancorp                                2,000         124
      Britton & Koontz Capital                                7,000         128
      IBERIABANK                                              3,000         182
      Midsouth Bancorp                                        6,000         169
      Teche Holding                                           4,000         149
--------------------------------------------------------------------------------
   TOTAL BANKS                                                              752
--------------------------------------------------------------------------------
   Building & Construction -- 5.8%
      Craftmade International                                 5,000         106
      NCI Building Systems*                                   5,000         190
      U.S. Concrete*                                         23,000         183
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION                                            479
--------------------------------------------------------------------------------
   Building & Construction Supplies -- 1.5%
      Texas Industries                                        2,000         127
--------------------------------------------------------------------------------
   TOTAL BUILDING & CONSTRUCTION SUPPLIES                                   127
--------------------------------------------------------------------------------
   Commercial Services -- 1.6%
      Team*                                                   8,000         135
--------------------------------------------------------------------------------
   TOTAL COMMERCIAL SERVICES                                                135
--------------------------------------------------------------------------------
   Computers & Services -- 1.4%
      InterVoice*                                            10,000         119
--------------------------------------------------------------------------------
   TOTAL COMPUTERS & SERVICES                                               119
--------------------------------------------------------------------------------
   Consumer Products -- 3.6%
      Helen of Troy Ltd.*                                     3,000          96
      Marine Products                                         8,000         202
--------------------------------------------------------------------------------
   TOTAL CONSUMER PRODUCTS                                                  298
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Correctional Institutions -- 1.4%
      Geo Group*                                              4,000    $    120
--------------------------------------------------------------------------------
   TOTAL CORRECTIONAL INSTITUTIONS                                          120
--------------------------------------------------------------------------------
   Drugs -- 2.2%
      First Horizon Pharmaceutical*                          10,000         179
--------------------------------------------------------------------------------
   TOTAL DRUGS                                                              179
--------------------------------------------------------------------------------
   Financial Services -- 1.6%
      First Cash Financial Services*                          5,000         130
--------------------------------------------------------------------------------
   TOTAL FINANCIAL SERVICES                                                 130
--------------------------------------------------------------------------------
   Food, Beverage & Tobacco -- 4.9%
      Cal-Maine Foods                                        12,000         141
      National Beverage                                      10,000          87
      Sanderson Farms                                         4,000         175
--------------------------------------------------------------------------------
   TOTAL FOOD, BEVERAGE & TOBACCO                                           403
--------------------------------------------------------------------------------
   Funeral Services -- 1.6%
      Stewart Enterprises, Cl A*                             20,000         128
--------------------------------------------------------------------------------
   TOTAL FUNERAL SERVICES                                                   128
--------------------------------------------------------------------------------
   Gas & Natural Gas -- 2.4%
      EnergySouth                                             7,000         202
--------------------------------------------------------------------------------
   TOTAL GAS & NATURAL GAS                                                  202
--------------------------------------------------------------------------------
   Leasing & Renting -- 1.2%
      Aaron Rents                                             4,500          96
--------------------------------------------------------------------------------
   TOTAL LEASING & RENTING                                                   96
--------------------------------------------------------------------------------
   Medical Products & Services -- 3.6%
      Matria Healthcare*                                      5,000         229
      Pediatrix Medical Group*                                1,000          67
--------------------------------------------------------------------------------
   TOTAL MEDICAL PRODUCTS & SERVICES                                        296
--------------------------------------------------------------------------------
   Metals & Mining -- 2.8%
      Commercial Metals                                       8,000         231
--------------------------------------------------------------------------------
   TOTAL METALS & MINING                                                    231
--------------------------------------------------------------------------------


                                      ----
                                       30
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

BURKENROAD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Office Furniture & Fixtures -- 1.9%
      Global Imaging Systems*                                 4,500    $    161
--------------------------------------------------------------------------------
   TOTAL OFFICE FURNITURE & FIXTURES                                        161
--------------------------------------------------------------------------------
   Paper & Paper Products -- 1.6%
      Schweitzer-Mauduit International                        4,000         134
--------------------------------------------------------------------------------
   TOTAL PAPER & PAPER PRODUCTS                                             134
--------------------------------------------------------------------------------
   Petroleum & Fuel Products -- 21.2%
      Cabot Oil & Gas                                         2,500         118
      Callon Petroleum*                                      14,000         205
      Denbury Resources*                                      7,000         204
      Energy Partners*                                        7,000         154
      Gulf Island Fabrication                                 7,000         156
      KCS Energy*                                            14,000         204
      Lone Star Technologies*                                 3,000         122
      Magnum Hunter Resources*                               10,000         149
      RPC                                                     6,000         155
      Stone Energy*                                           3,000         128
      Superior Energy Services*                              10,000         159
--------------------------------------------------------------------------------
   TOTAL PETROLEUM & FUEL PRODUCTS                                        1,754
--------------------------------------------------------------------------------
   Real Estate Investment Trust -- 4.4%
      Eastgroup Properties                                    5,000         181
      Parkway Properties                                      4,000         186
--------------------------------------------------------------------------------
   TOTAL REAL ESTATE INVESTMENT TRUST                                       367
--------------------------------------------------------------------------------
   Retail -- 11.0%
      Hibbett Sporting Goods*                                 6,000         155
      Landry's Restaurants                                    3,000          85
      Movie Gallery                                           4,000          84
      Rare Hospitality International*                         2,300          72
      Sonic*                                                  6,000         191
      Stein Mart*                                             9,000         177
      Tuesday Morning*                                        5,000         144
--------------------------------------------------------------------------------
   TOTAL RETAIL                                                             908
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                  SHARES      (000)
--------------------------------------------------------------------------------
   Services -- 2.7%
      Gevity HR                                               5,000    $    103
      Rollins                                                 5,000         124
--------------------------------------------------------------------------------
   TOTAL SERVICES                                                           227
--------------------------------------------------------------------------------
   Transportation Services -- 3.1%
      Frozen Food Express Industries*                        10,000         128
      Kirby*                                                  3,000         132
--------------------------------------------------------------------------------
   TOTAL TRANSPORTATION SERVICES                                            260
--------------------------------------------------------------------------------
   Utilities -- 2.1%
      Cleco                                                   9,000         178
--------------------------------------------------------------------------------
   TOTAL UTILITIES                                                          178
--------------------------------------------------------------------------------
   Wholesale -- 2.2%
      SCP Pool                                                6,000         178
--------------------------------------------------------------------------------
   TOTAL WHOLESALE                                                          178
--------------------------------------------------------------------------------
   TOTAL COMMON STOCK (COST $6,170)                                       8,195
--------------------------------------------------------------------------------
CASH EQUIVALENTS -- 7.1%
      Federated Treasury Obligation Money Market Fund       282,931         283
      SEI Daily Income Trust Treasury Fund                  308,202         308
--------------------------------------------------------------------------------
   TOTAL CASH EQUIVALENTS (COST $591)                                       591
--------------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 106.1% (COST $6,761)                              8,786
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (6.1%)
Payable for Investment Securities Purchased                                (667)
Transfer Agent Fees Payable                                                  (3)
Investment Advisory Fees Payable                                             (2)
Shareholder Servicing Fees Payable                                           (2)
Administration Fees Payable                                                  (1)
Custodian Fees Payable                                                       (1)
Other Assets and Liabilities, Net                                           173
--------------------------------------------------------------------------------
   TOTAL OTHER ASSETS AND LIABILITIES                                      (503)
--------------------------------------------------------------------------------
   NET ASSETS -- 100.0%                                                  $8,283
--------------------------------------------------------------------------------


                                      ----
                                       31
                                      ----

-----------------------
STATEMENT OF NET ASSETS
-----------------------
--------------------------------------------------------------------------------

BURKENROAD FUND (CONCLUDED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         VALUE
DESCRIPTION                                                              (000)
--------------------------------------------------------------------------------
NET ASSETS:
Paid in Capital (unlimited authorization -- no par value)                $ 6,408
Accumulated Net Investment Loss                                             (28)
Accumulated Net Realized Loss on Investments                               (122)
Net Unrealized Appreciation on Investments                                2,025
--------------------------------------------------------------------------------
   NET ASSETS                                                            $ 8,283
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A SHARES
   ($5,543,902 / 222,036 SHARES)                                         $24.97
MAXIMUM OFFERING PRICE PER SHARE --
   CLASS A SHARES ($24.97 / 94.75%)                                      $26.35
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE -- CLASS D SHARES
   ($2,738,615 / 110,339 SHARES)                                         $24.82

* Non-income producing security.

Cl -- Class

Ltd. -- Limited

The accompanying notes are an integral part of the financial statements.


                                      ----
                                       32
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
------------------------------
STATEMENTS OF OPERATIONS (000)               FOR THE YEAR ENDED JANUARY 31, 2005
------------------------------
--------------------------------------------------------------------------------

                                           TREASURY SECURITIES  STRATEGIC INCOME
                                            MONEY MARKET FUND      BOND FUND       VALUE FUND       GROWTH FUND    BURKENROAD FUND
                                            -----------------      ---------       ----------       -----------    ---------------
INVESTMENT INCOME:
   Interest income                                $ 3,964           $ 2,599          $     7          $    13          $     3
   Dividend income                                     --                --            1,244              342               58
                                                  -------           -------          -------          -------          -------
   TOTAL INVESTMENT INCOME                          3,964             2,599            1,251              355               61
                                                  -------           -------          -------          -------          -------
EXPENSES:
   Investment advisory fees                         1,096               387              560              366               56
   Administration fees                                326                77               83               55                7
   12b-1 fees - Class A                               233                --               --               --               --
   12b-1 fees - Class C                               n/a                 1                3                2              n/a
   12b-1 fees - Class D                               n/a               n/a              n/a              n/a                5
   Shareholder servicing fees -
      Institutional Sweep Class                       155               n/a              n/a              n/a              n/a
   Shareholder servicing fees - Class A               234                17               36               25               10
   Shareholder servicing fees - Class C               n/a                --                1                1              n/a
   Shareholder servicing fees - Class D               n/a               n/a              n/a              n/a                5
   Custodian fees                                      82                19               21               14                3
   Transfer agent fees                                 58                58               58               58               39
   Professional fees                                   91                24               27               18                4
   Printing fees                                       36                 9               10                6                1
   Registration fees                                   35                 8                9                6                1
   Trustees' fees                                      13                 3                3                2               --
   Insurance and other expenses                        18                15                3                3                1
                                                  -------           -------          -------          -------          -------
   Total Expenses                                   2,377               618              814              556              132
   Less:  Investment advisory fees waived            (169)             (117)              (6)             (25)             (44)
   Less:  12b-1 fees waived - Class A                 (50)               --               --               --               --
                                                  -------           -------          -------          -------          -------
   TOTAL NET EXPENSES                               2,158               501              808              531               88
                                                  -------           -------          -------          -------          -------

      NET INVESTMENT INCOME (LOSS)                  1,806             2,098              443             (176)             (27)
                                                  -------           -------          -------          -------          -------
   Net realized gain (loss) on investments             --               505            5,859            1,393              (77)
   Net change in unrealized appreciation
      (depreciation) on investments                    --            (1,370)           7,209            4,236            1,246
                                                  -------           -------          -------          -------          -------
   NET REALIZED AND UNREALIZED GAIN (LOSS)
      ON INVESTMENTS                                   --              (865)          13,068            5,629            1,169
                                                  -------           -------          -------          -------          -------
   INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                             $ 1,806           $ 1,233          $13,511          $ 5,453          $ 1,142
                                                  =======           =======          =======          =======          =======

"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.
    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       33
                                      ----

-----------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
-----------------------------------------
--------------------------------------------------------------------------------

                                                             TREASURY SECURITIES        STRATEGIC INCOME
                                                              MONEY MARKET FUND             BOND FUND
                                                            ----------------------    --------------------
                                                               2005         2004         2005         2004
-------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                             $   1,806    $     614    $   2,098    $   2,092
   Net realized gain (loss) on investments                         --           --          505          (14)
   Net change in unrealized appreciation
      (depreciation) on investments                                --           --       (1,370)        (406)
                                                            ---------    ---------    ---------    ---------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                           1,806          614        1,233        1,672
                                                            ---------    ---------    ---------    ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Trust Class Shares                                       (1,006)        (462)      (1,930)      (1,950)
      Institutional Sweep Class Shares                           (394)         (94)         n/a          n/a
      Class A Shares                                             (406)         (58)        (210)        (193)
      Class C Shares                                              n/a          n/a           (3)          (4)
   Realized Capital Gains:
      Trust Class Shares                                           --           --         (392)          --
      Class A Shares                                               --          n/a          (49)          --
      Class C Shares                                              n/a          n/a           (1)          --
                                                            ---------    ---------    ---------    ---------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           (1,806)        (614)      (2,585)      (2,147)
                                                            ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS (1):
      Trust Class Shares:
        Shares issued                                         458,894      222,256       22,147       11,991
        Shares reinvested                                          18           --          147           95
        Shares redeemed                                      (373,272)    (238,363)      (6,853)      (6,453)
                                                            ---------    ---------    ---------    ---------
      TOTAL TRUST CLASS SHARES TRANSACTIONS                    85,640      (16,107)      15,441        5,633
                                                            ---------    ---------    ---------    ---------
      Institutional Sweep Class Shares:
        Shares issued                                         753,825      546,067          n/a          n/a
        Shares reinvested                                          20            6          n/a          n/a
        Shares redeemed                                      (665,905)    (572,695)         n/a          n/a
                                                            ---------    ---------    ---------    ---------
      TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS      87,940      (26,622)         n/a          n/a
                                                            ---------    ---------    ---------    ---------
      Class A Shares:
        Shares issued                                         205,033      231,043        4,049        2,817
        Shares reinvested                                          66           11          254          182
        Shares redeemed                                      (198,168)    (182,743)      (1,961)      (1,759)
                                                            ---------    ---------    ---------    ---------
      TOTAL CLASS A SHARES TRANSACTIONS                         6,931       48,311        2,342        1,240
                                                            ---------    ---------    ---------    ---------
      Class C Shares:
        Shares issued                                             n/a          n/a           19          177
        Shares reinvested                                         n/a          n/a            2            3
        Shares redeemed                                           n/a          n/a          (12)        (103)
                                                            ---------    ---------    ---------    ---------
      TOTAL CLASS C SHARES TRANSACTIONS                           n/a          n/a            9           77
                                                            ---------    ---------    ---------    ---------
      Class D Shares:
        Shares issued                                             n/a          n/a          n/a          n/a
        Shares reinvested                                         n/a          n/a          n/a          n/a
        Shares redeemed                                           n/a          n/a          n/a          n/a
                                                            ---------    ---------    ---------    ---------
      TOTAL CLASS D SHARES TRANSACTIONS                           n/a          n/a          n/a          n/a
                                                            ---------    ---------    ---------    ---------
      TOTAL INCREASE IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                            180,511        5,582       17,792        6,950
                                                            ---------    ---------    ---------    ---------

        TOTAL INCREASE IN NET ASSETS                          180,511        5,582       16,440        6,475
                                                            ---------    ---------    ---------    ---------
NET ASSETS:
   Beginning of year                                          233,183      227,601       59,557       53,082
                                                            ---------    ---------    ---------    ---------
   End of year                                              $ 413,694    $ 233,183    $  75,997    $  59,557
                                                            =========    =========    =========    =========
   Undistributed net investment income
      (Accumulated net investment loss/Distributions
      in excess of net investment income)                   $      --    $      --    $      21    $      16
                                                            =========    =========    =========    =========

 * Includes redemption fees of $281. See note 2 in the Notes to Financial Statements.
(1) For shares issued, reinvested and redeemed, see note 5 in the Notes to Financial Statements.
"n/a" designates that the Fund does not offer this class.
Amounts designated as "--" are either $0 or have been rounded to $0.
    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       34
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                 FOR THE YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------

                                                                 VALUE FUND              GROWTH FUND              BURKENROAD FUND
                                                            ---------------------    -------------------      ---------------------
                                                               2005        2004         2005        2004         2005        2004
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net investment income (loss)                             $     443   $     437    $    (176)  $    (240)   $     (27)  $      (7)
   Net realized gain (loss) on investments                      5,859       1,640        1,393       1,587          (77)         16
   Net change in unrealized appreciation
      (depreciation) on investments                             7,209      11,466        4,236       8,417        1,246         856
                                                            ---------   ---------    ---------   ---------    ---------   ---------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                          13,511      13,543        5,453       9,764        1,142         865
                                                            ---------   ---------    ---------   ---------    ---------   ---------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Trust Class Shares                                         (404)       (385)          --          --          n/a         n/a
      Institutional Sweep Class Shares                            n/a         n/a          n/a         n/a          n/a         n/a
      Class A Shares                                              (78)        (44)          --          --           --          --
      Class C Shares                                               (1)         --           --          --          n/a         n/a
   Realized Capital Gains:
      Trust Class Shares                                       (1,335)         --           --          --          n/a         n/a
      Class A Shares                                             (392)         --           --          --           --          --
      Class C Shares                                              (11)        n/a           --          --          n/a         n/a
                                                            ---------   ---------    ---------   ---------    ---------   ---------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           (2,221)       (429)          --          --           --          --
                                                            ---------   ---------    ---------   ---------    ---------   ---------
CAPITAL SHARE TRANSACTIONS (1):
      Trust Class Shares:
        Shares issued                                          44,705      10,599       28,878       7,578          n/a         n/a
        Shares reinvested                                         906          25           --          --          n/a         n/a
        Shares redeemed                                       (46,089)     (6,560)     (28,380)     (5,272)         n/a         n/a
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      TOTAL TRUST CLASS SHARES TRANSACTIONS                      (478)      4,064          498       2,306          n/a         n/a
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      Institutional Sweep Class Shares:
        Shares issued                                             n/a         n/a          n/a         n/a          n/a         n/a
        Shares reinvested                                         n/a         n/a          n/a         n/a          n/a         n/a
        Shares redeemed                                           n/a         n/a          n/a         n/a          n/a         n/a
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      TOTAL INSTITUTIONAL SWEEP CLASS SHARES TRANSACTIONS         n/a         n/a          n/a         n/a          n/a         n/a
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      Class A Shares:
        Shares issued                                          11,159       5,205        9,179       3,829        3,159         796
        Shares reinvested                                         464          43           --          --           --          --
        Shares redeemed                                        (3,771)     (1,510)      (2,550)       (879)        (529)       (311)
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      TOTAL CLASS A SHARES TRANSACTIONS                         7,852       3,738        6,629       2,950        2,630         485
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      Class C Shares:
        Shares issued                                             314         114          241          90          n/a         n/a
        Shares reinvested                                          10          --           --          --          n/a         n/a
        Shares redeemed                                           (23)         (6)          (8)        (57)         n/a         n/a
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      TOTAL CLASS C SHARES TRANSACTIONS                           301         108          233          33          n/a         n/a
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      Class D Shares:
        Shares issued                                             n/a         n/a          n/a         n/a        1,300         650
        Shares reinvested                                         n/a         n/a          n/a         n/a           --          --
        Shares redeemed                                           n/a         n/a          n/a         n/a         (181)*       (35)
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      TOTAL CLASS D SHARES TRANSACTIONS                           n/a         n/a          n/a         n/a        1,119         615
                                                            ---------   ---------    ---------   ---------    ---------   ---------
      TOTAL INCREASE IN NET ASSETS FROM
        CAPITAL SHARE TRANSACTIONS                              7,675       7,910        7,360       5,289        3,749       1,100
                                                            ---------   ---------    ---------   ---------    ---------   ---------

        TOTAL INCREASE IN NET ASSETS                           18,965      21,024       12,813      15,053        4,891       1,965
                                                            ---------   ---------    ---------   ---------    ---------   ---------
NET ASSETS:
   Beginning of year                                           59,143      38,119       38,872      23,819        3,392       1,427
                                                            ---------   ---------    ---------   ---------    ---------   ---------
   End of year                                              $  78,108   $  59,143    $  51,685   $  38,872    $   8,283   $   3,392
                                                            =========   =========    =========   =========    =========   =========
   Undistributed net investment income
      (Accumulated net investment loss/Distributions
      in excess of net investment income)                   $     (25)  $      15    $    (142)  $      --    $     (28)  $      --
                                                            =========   =========    =========   =========    =========   =========

                                      ----
                                       35
                                      ----

--------------------
FINANCIAL HIGHLIGHTS
--------------------
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JANUARY 31,



                        NET ASSET               NET REALIZED       TOTAL      DIVIDENDS    DISTRIBUTIONS      TOTAL       NET ASSET
                          VALUE,       NET      AND UNREALIZED     FROM        FROM NET        FROM         DIVIDENDS      VALUE,
                        BEGINNING   INVESTMENT  GAINS (LOSSES)   INVESTMENT   INVESTMENT   NET REALIZED        AND         END OF
                        OF PERIOD     INCOME    ON INVESTMENTS   OPERATIONS     INCOME         GAINS      DISTRIBUTIONS    PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND(1)
-----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++                   $ 1.00       $ 0.01        $   --         $ 0.01       $(0.01)       $   --         $(0.01)       $ 1.00
2004++                     1.00           --*           --             --*          --*           --             --*         1.00
2003                       1.00         0.01            --           0.01        (0.01)           --          (0.01)         1.00
2002                       1.00         0.03            --           0.03        (0.03)           --          (0.03)         1.00
2001                       1.00         0.04            --           0.04        (0.04)           --          (0.04)         1.00
INSTITUTIONAL SWEEP CLASS SHARES
2005++                   $ 1.00       $ 0.01        $   --         $ 0.01       $(0.01)       $   --         $(0.01)       $ 1.00
2004++                     1.00           --*           --             --*          --*           --            --*          1.00
2003                       1.00         0.01            --           0.01        (0.01)           --          (0.01)         1.00
2002                       1.00         0.03            --           0.03        (0.03)           --          (0.03)         1.00
2001                       1.00         0.04            --           0.04        (0.04)           --          (0.04)         1.00
CLASS A SHARES
2005++                   $ 1.00       $   --*       $   --          $  --*      $   --*       $   --         $   --*       $ 1.00
2004++                     1.00           --*           --             --*          --*           --             --*         1.00
2003                       1.00         0.01            --           0.01        (0.01)           --          (0.01)         1.00
2002                       1.00         0.02            --           0.02        (0.02)           --          (0.02)         1.00
2001                       1.00         0.04            --           0.04        (0.04)           --          (0.04)         1.00
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND(1)
-----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++                   $15.86       $ 0.51        $(0.23)        $ 0.28       $(0.52)       $(0.10)        $(0.62)       $15.52
2004++                    15.98         0.60         (0.11)          0.49        (0.61)           --          (0.61)        15.86
2003                      15.56         0.75          0.43           1.18        (0.75)        (0.01)         (0.76)        15.98
2002                      15.64         0.84          0.16           1.00        (0.84)        (0.24)         (1.08)        15.56
2001                      15.00         0.61          0.65           1.26        (0.61)        (0.01)         (0.62)        15.64
CLASS A SHARES
2005++                   $15.84       $ 0.47        $(0.23)        $ 0.24       $(0.48)       $(0.10)        $(0.58)       $15.50
2004++                    15.96         0.56         (0.11)          0.45        (0.57)           --          (0.57)        15.84
2003                      15.55         0.71          0.42           1.13        (0.71)        (0.01)         (0.72)        15.96
2002                      15.64         0.80          0.16           0.96        (0.81)        (0.24)         (1.05)        15.55
2001                      15.00         0.57          0.67           1.24        (0.59)        (0.01)         (0.60)        15.64
CLASS C SHARES
2005++                   $15.88       $ 0.36        $(0.24)        $ 0.12       $(0.36)       $(0.10)        $(0.46)       $15.54
2004++                    16.00         0.45         (0.12)          0.33        (0.45)           --          (0.45)        15.88
2003                      15.58         0.52          0.52           1.04        (0.61)        (0.01)         (0.62)        16.00
2002                      15.63         0.73          0.15           0.88        (0.69)        (0.24)         (0.93)        15.58
2001                      15.00         0.54          0.62           1.16        (0.52)        (0.01)         (0.53)        15.63

 *  Amounts represent less than $0.01 per share.
(1) Fund commenced operations on May 31, 2000. All ratios for the period have been annualized.
 + Total return is for the period indicated and has not been annualized. Total return excludes applicable sales charge.
++  Per share data calculated using average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.
    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       36
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

                                                                                                    RATIO OF
                                                                                      RATIO OF     EXPENSES TO
                                                                       RATIO OF    NET INVESTMENT    AVERAGE
                                                       NET ASSETS,   EXPENSES TO       INCOME      NET ASSETS    PORTFOLIO
                                             TOTAL       END OF        AVERAGE       TO AVERAGE     (EXCLUDING    TURNOVER
                                            RETURN+    PERIOD (000)   NET ASSETS     NET ASSETS      WAIVERS)       RATE
--------------------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND(1)
--------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++                                        0.82%      $165,510        0.58%          0.85%          0.64%         n/a
2004++                                        0.47         79,867        0.58           0.48           0.68          n/a
2003                                          1.06         95,974        0.58           1.07           0.64          n/a
2002                                          3.00        135,514        0.58           3.07           0.68          n/a
2001                                          3.96        172,112        0.58           5.80           0.71          n/a
INSTITUTIONAL SWEEP CLASS SHARES
2005++                                        0.56%      $136,022        0.83%          0.64%          0.89%         n/a
2004++                                        0.22         48,082        0.83           0.23           0.93          n/a
2003                                          0.81         74,704        0.83           0.81           0.89          n/a
2002                                          2.74         83,702        0.83           2.35           0.93          n/a
2001                                          3.79         42,073        0.83           5.55           0.96          n/a
CLASS A SHARES
2005++                                        0.37%      $112,162        1.03%          0.43%          1.14%         n/a
2004++                                        0.07        105,234        0.98           0.07           1.08          n/a
2003                                          0.56         56,923        1.08           0.54           1.14          n/a
2002                                          2.49         31,832        1.08           2.32           1.18          n/a
2001                                          3.63         24,642        1.08           5.25           1.20          n/a
--------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND(1)
--------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++                                        1.83%      $ 67,849        0.75%          3.28%          0.93%          45%
2004++                                        3.14         53,621        0.75           3.76           0.93           23
2003                                          7.76         48,400        0.75           4.77           0.91           33
2002                                          6.59         46,195        0.75           5.37           0.88           70
2001                                          8.56         42,451        0.75           6.07           0.94           37
CLASS A SHARES
2005++                                        1.58%      $  8,028        1.00%          3.03%          1.18%          45%
2004++                                        2.89          5,824        1.00           3.50           1.18           23
2003                                          7.46          4,643        1.00           4.34           1.16           33
2002                                          6.34            504        1.00           5.00           1.13           70
2001                                          8.38             72        1.00           5.73           1.19           37
CLASS C SHARES
2005++                                        0.80%      $    120        1.75%          2.28%          1.93%          45%
2004++                                        2.12            112        1.75           2.79           1.93           23
2003                                          6.77             39        1.75           3.62           1.91           33
2002                                          5.76              1        1.75           4.70           1.88           70
2001                                          7.92              1        1.75           5.29           2.12           37


                                      ----
                                       37
                                      ----

--------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JANUARY 31,

-----------------------------------------------------------------------------------------------------------------------------------

                   NET ASSET                   NET REALIZED       TOTAL       DIVIDENDS    DISTRIBUTIONS      TOTAL       NET ASSET
                     VALUE,        NET        AND UNREALIZED      FROM        FROM NET         FROM         DIVIDENDS       VALUE,
                   BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    INVESTMENT   NET REALIZED        AND          END OF
                   OF PERIOD   INCOME (LOSS)  ON INVESTMENTS    OPERATIONS      INCOME         GAINS      DISTRIBUTIONS     PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
VALUE FUND(1)
-----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++              $19.20        $ 0.14          $ 3.81         $ 3.95        $(0.15)        $(0.49)        $(0.64)        $22.51
2004++               14.60          0.16            4.60           4.76         (0.16)            --          (0.16)         19.20
2003                 16.31          0.13           (1.71)         (1.58)        (0.13)            --          (0.13)         14.60
2002                 16.50          0.12           (0.20)         (0.08)        (0.11)            --          (0.11)         16.31
2001++               15.00          0.03            1.50           1.53         (0.03)            --          (0.03)         16.50
CLASS A SHARES
2005++              $19.16        $ 0.09          $ 3.80         $ 3.89        $(0.10)        $(0.49)        $(0.59)        $22.46
2004++               14.58          0.12            4.58           4.70         (0.12)            --          (0.12)         19.16
2003                 16.29          0.10           (1.71)         (1.61)        (0.10)            --          (0.10)         14.58
2002                 16.47          0.10           (0.20)         (0.10)        (0.08)            --          (0.08)         16.29
2001++               15.00         (0.01)           1.50           1.49         (0.02)            --          (0.02)         16.47
CLASS C SHARES
2005++              $19.00        $(0.06)         $ 3.75         $ 3.69        $(0.02)        $(0.49)        $(0.51)        $22.18
2004++               14.48         (0.01)           4.56           4.55         (0.03)            --          (0.03)         19.00
2003                 16.21          0.08           (1.80)         (1.72)        (0.01)            --          (0.01)         14.48
2002                 16.42         (0.02)          (0.19)         (0.21)           --             --             --          16.21
2001++               15.00         (0.07)           1.49           1.42            --             --             --          16.42
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND(2)
-----------------------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++              $14.74        $(0.05)         $ 1.83         $ 1.78        $   --         $   --         $   --         $16.52
2004++               10.71         (0.09)           4.12           4.03            --             --             --          14.74
2003++               13.31         (0.08)          (2.52)         (2.60)           --             --             --          10.71
2002                 15.00         (0.04)          (1.65)         (1.69)           --             --             --          13.31
2001                 15.00            --              --             --            --             --             --          15.00
CLASS A SHARES
2005++              $14.66        $(0.09)         $ 1.81         $ 1.72        $   --         $   --         $   --         $16.38
2004++               10.67         (0.13)           4.12           3.99            --             --             --          14.66
2003++               13.31         (0.11)          (2.53)         (2.64)           --             --             --          10.67
2002                 15.00         (0.01)          (1.68)         (1.69)           --             --             --          13.31
2001                 15.00            --              --             --            --             --             --          15.00
CLASS C SHARES
2005++              $14.34        $(0.19)         $ 1.76         $ 1.57        $   --         $   --         $   --         $15.91
2004++               10.52         (0.22)           4.04           3.82            --             --             --          14.34
2003++               13.20         (0.19)          (2.49)         (2.68)           --             --             --          10.52
2002                 15.00         (0.17)          (1.63)         (1.80)           --             --             --          13.20
2001                 15.00            --              --             --            --             --             --          15.00

 * This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.
(1) Fund commenced operations on May 31, 2000. All ratios for the period have been annualized.
(2) Fund commenced operations on January 31, 2001.
 + Total return is for the period indicated and has not been annualized. Total return excludes applicable sales charge.
++  Per share data calculated using average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.
    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       38
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                         RATIO OF     RATIO OF EXPENSES
                                                         RATIO OF     NET INVESTMENT      TO AVERAGE
                                         NET ASSETS,    EXPENSES TO    INCOME (LOSS)      NET ASSETS      PORTFOLIO
                            TOTAL          END OF         AVERAGE       TO AVERAGE        (EXCLUDING      TURNOVER
                           RETURN+      PERIOD (000)     NET ASSETS     NET ASSETS         WAIVERS)         RATE
-------------------------------------------------------------------------------------------------------------------
VALUE FUND(1)
-------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++                      20.64%         $58,016          1.10%          0.70%             1.11%            65%
2004++                      32.73           49,609          1.07           0.96              1.13             79
2003                        (9.72)          34,109          1.00           0.82              1.10             71
2002                        (0.37)          35,883          1.00           0.77              1.07             81
2001++                      10.11           30,359          1.00           0.25              1.19             54
CLASS A SHARES
2005++                      20.36%         $19,557          1.35%          0.46%             1.36%            65%
2004++                      32.34            9,356          1.32           0.70              1.38             79
2003                        (9.90)           3,967          1.25           0.60              1.35             71
2002                        (0.60)             307          1.25           0.55              1.32             81
2001++                       9.90               84          1.25          (0.16)             1.43             54
CLASS C SHARES
2005++                      19.42%         $   535          2.10%         (0.31)%            2.11%            65%
2004++                      31.45              178          2.07          (0.08)             2.13             79
2003                       (10.62)              43          2.00          (0.10)             2.10             71
2002                        (1.21)               1          2.00          (0.08)             2.07             81
2001++                       9.40                1          2.00          (0.67)             2.18             54
-------------------------------------------------------------------------------------------------------------------
GROWTH FUND(2)
-------------------------------------------------------------------------------------------------------------------
TRUST CLASS SHARES
2005++                      12.08%         $37,052          1.10%         (0.33)%            1.15%            64%
2004++                      37.63           32,387          1.10          (0.74)             1.18             73
2003++                     (19.53)          21,508          1.05          (0.69)             1.18             79
2002                       (11.24)          15,605          1.00          (0.53)             1.17             73
2001                           --            4,000             *              *                 *             --
CLASS A SHARES
2005++                      11.73%         $14,234          1.35%         (0.57)%            1.40%            64%
2004++                      37.39            6,350          1.35          (0.99)             1.43             73
2003++                     (19.71)           2,245          1.30          (0.96)             1.43             79
2002                       (11.40)             135          1.25          (0.84)             1.42             73
2001                           --                1             *              *                 *             --
CLASS C SHARES
2005++                      10.95%         $   399          2.10%         (1.29)%            2.15%            64%
2004++                      36.31              135          2.10          (1.74)             2.18             73
2003++                     (20.30)              66          2.05          (1.73)             2.18             79
2002                       (12.00)               1          2.00          (1.58)             2.17             73
2001                           --                1             *              *                 *             --*


                                      ----
                                       39
                                      ----

--------------------------------
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE PERIODS ENDED JANUARY 31,



                NET ASSET                  NET REALIZED       TOTAL      DISTRIBUTIONS                    TOTAL        NET ASSET
                  VALUE,        NET       AND UNREALIZED      FROM            FROM                     DISTRIBUTIONS     VALUE,
                BEGINNING    INVESTMENT   GAINS (LOSSES)   INVESTMENT     NET REALIZED   REDEMPTION   AND REDEMPTION     END OF
                OF PERIOD       LOSS      ON INVESTMENTS   OPERATIONS        GAINS          FEES           FEES          PERIOD
--------------------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND(1)
--------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2005++           $20.70        $(0.08)        $ 4.35         $ 4.27         $   --         $   --         $   --         $24.97
2004++            14.19         (0.04)          6.55           6.51             --             --             --          20.70
2003              15.05         (0.02)         (0.74)         (0.76)         (0.10)            --          (0.10)         14.19
2002              15.00         (0.01)          0.06           0.05             --             --             --          15.05
CLASS D SHARES
2005++           $20.62        $(0.14)        $ 4.34         $ 4.20         $   --          $ --*         $   --         $24.82
2004++            14.18         (0.09)          6.53           6.44             --             --             --          20.62
2003              15.05         (0.04)         (0.71)         (0.75)         (0.10)         (0.02)         (0.12)         14.18
2002              15.00         (0.01)          0.06           0.05             --             --             --          15.05

 *  Amount represents less than $0.01 per share.
(1) Fund commenced operations on December 31, 2001. All ratios for the period have been annualized.
 + Total return is for the period indicated and has not been annualized. Total return excludes applicable sales charge.
++  Per share data calculated using average shares method.
Amounts designated as "--" are either $0 or have been rounded to $0.
    The accompanying notes are an integral part of the financial statements.


                                      ----
                                       40
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

                                                                                 RATIO OF EXPENSES
                                                                   RATIO OF         TO AVERAGE
                                                    RATIO OF    NET INVESTMENT      NET ASSETS
                                   NET ASSETS,    EXPENSES TO        LOSS           (EXCLUDING       PORTFOLIO
                       TOTAL         END OF         AVERAGE       TO AVERAGE      WAIVERS AND/OR     TURNOVER
                      RETURN+      PERIOD (000)    NET ASSETS     NET ASSETS      REIMBURSEMENTS)      RATE
--------------------------------------------------------------------------------------------------------------
BURKENROAD FUND(1)
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2005++                 20.63%         $5,544          1.40%         (0.37)%            2.14%            17%
2004++                 45.88           2,153          1.40          (0.23)             2.90             21
2003                   (5.07)          1,064          1.40          (0.22)             3.44             28
2002                    0.33             521          1.40          (0.89)             2.64              8
CLASS D SHARES
2005++                 20.37%         $2,739          1.65%         (0.62)%            2.39%            17%
2004++                 45.42           1,239          1.65          (0.50)             3.15             21
2003                   (5.14)            363          1.65          (0.46)             3.69             28
2002                    0.33             116          1.65          (1.12)             2.89              8


                                      ----
                                       41
                                      ----

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION:

The Advisors' Inner Circle Fund II (formerly The Arbor Fund) ("the Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company with 7 funds. The financial statements included herein relate to the Trust's Hancock Horizon Family of Funds. The financial statements of the remaining funds are presented separately. The Hancock Horizon Family of Funds includes the Hancock Horizon Treasury Securities Money Market Fund (the "Treasury Securities Money Market Fund"), the Hancock Horizon Strategic Income Bond Fund (the "Strategic Income Bond Fund"), the Hancock Horizon Value Fund (the "Value Fund"), the Hancock Horizon Growth Fund (the "Growth Fund"), and the Hancock Horizon Burkenroad Fund (the "Burkenroad Fund") (each a "Fund" and collectively the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their Financial Statements.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION - Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.
      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.
      The Treasury Securities Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Purchase discounts and premiums on securities held by the


                                      ----
                                       42
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

Strategic Income Bond Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

REPURCHASE AGREEMENTS - The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. The Institutional Sweep Class Shares, Class A Shares, Class C Shares and Class D Shares each bear a specific 12b-1 or Shareholder Servicing Fee (see Note 3 for more information).

CLASSES OF SHARES - Class specific expenses are borne by that class. Income, expenses and realized and unrealized gains and losses are allocated to the respective classes on the basis of their relative daily net assets.

DIVIDENDS AND DISTRIBUTIONS - Dividends from net investment income, if any, are declared daily and paid monthly for the Treasury Securities Money Market Fund, declared and paid monthly for the Strategic Income Bond Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund and the Burkenroad Fund. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

OTHER - The Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund retain a redemption fee of 1.00% on redemptions of shares sold within one year of their purchase date. For the year ended January 31, 2005, there were no redemption fees retained by the Strategic Income Bond Fund, Value Fund and Growth Fund. The Class D shares of the Burkenroad Fund retain a redemption fee of 1.00% on redemptions of shares sold within two years of their purchase date. For the year ended January 31, 2005, there were $281 in redemption fees retained by the Burkenroad Fund. Fees collected are retained by the Funds for the benefits of the remaining shareholders.

3. INVESTMENT ADVISORY, ADMINISTRATION, TRANSFER AGENT, CUSTODIAN AND DISTRIBUTION AGREEMENTS:

Horizon Advisers, an unincorporated division of Hancock Bank, (the "Adviser") serves as Investment Adviser to each Fund pursuant to an investment advisory agreement dated May 31, 2000 (as amended and restated May 21, 2001) (the "Advisory Agreement") with the Trust. For its services, the Adviser is entitled to a fee, that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Treasury Securities Money Market Fund, 0.60% of the average daily net assets of the Strategic Income Bond Fund, 0.80% of the average daily net assets of the Value and the Growth Funds and 0.95% of the average daily net assets of the Burkenroad Fund. The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses of each Fund will not exceed the following:

                          TREASURY
                         SECURITIES    STRATEGIC
                        MONEY MARKET     INCOME         VALUE        GROWTH      BURKENROAD
                            FUND*      BOND FUND*       FUND**       FUND**         FUND*
                        ------------   ----------       ------       ------      ----------
Trust Class Shares          0.58%         0.75%         1.10%         1.10%          n/a
Institutional Sweep
  Class Shares              0.83           n/a           n/a           n/a           n/a
Class A Shares              1.08          1.00          1.35          1.35          1.40%
Class C Shares               n/a          1.75          2.10          2.10           n/a
Class D Shares               n/a           n/a           n/a           n/a          1.65

"n/a" designates that the Fund does not offer this class.
 * The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2005.
** The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.


                                      ----
                                       43
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------

      SEI Investments Global Funds Services is the "Administrator" of the Trust. SEI Investments Management Corporation ("SEI Investments"), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.
      The Trust and the Administrator have entered into an Administration Agreement. The Administrator is entitled to a fee calculated daily and paid monthly (expressed as a percentage of the combined average daily net assets of the Funds) of: 0.125% up to $350 million, 0.10% on the next $400 million and 0.08% on the net assets over $750 million, subject to certain minimum fee levels.
      Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class per fund on the first ten cusips and $17,500 per class on the remaining four cusips.
      Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee from the Funds' assets of 0.03% of each Fund's average daily net assets subject to a minimum of $250 per month.
      The Trust and SEIInvestments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEIInvestments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds. The Distributor has voluntarily agreed to waive up to 0.25% to limit the one-day net income yield of the Class A shares of the Treasury Securities Money Market Fund to not less than 0.05% of the average daily net assets. Each waiver is voluntary and may be terminated at any time.

The following table summarizes the agreement.

                          TREASURY
                         SECURITIES    STRATEGIC
                        MONEY MARKET    INCOME       VALUE       GROWTH      BURKENROAD
                            FUND       BOND FUND      FUND        FUND          FUND
                        ------------   ----------    ------      ------      ----------
Trust Class Shares            --           --           --           --          n/a
Institutional Sweep
   Class Shares               --          n/a          n/a          n/a          n/a
Class A Shares              0.25%          --           --           --           --
Class C Shares               n/a         0.75%        0.75%        0.75%         n/a
Class D Shares               n/a          n/a          n/a          n/a         0.25%

"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

      To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from theFunds' assets, applicable to that class of shares.
      During the year ended January 31, 2005, Hancock Investment Securities,Inc. received distribution fees in the amount of $139,863, $8, $10, $7 and $3,337 for the Treasury Securities Money Market Fund,Strategic Income BondFund, ValueFund,GrowthFund and Burkenroad Fund, respectively.
      The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement.

                          TREASURY
                         SECURITIES    STRATEGIC
                        MONEY MARKET     INCOME      VALUE       GROWTH      BURKENROAD
                            FUND       BOND FUND     FUND         FUND          FUND
                        ------------   ----------    ------      ------      ----------
Trust Class Shares            --           --           --           --          n/a
Institutional Sweep
   Class Shares             0.25%         n/a          n/a          n/a          n/a
Class A Shares              0.25         0.25%        0.25%        0.25%        0.25%
Class C Shares               n/a         0.25         0.25         0.25          n/a
Class D Shares               n/a          n/a          n/a          n/a         0.25

"--" designates that no fees are charged to this class.
"n/a" designates that the Fund does not offer this class.

      To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds' assets, applicable to that class of shares.
      During the year ended January 31, 2005, Hancock Investment Securities,Inc. received shareholder servicing fees in the amount of $336,748, $7,046, $7,920, $5,108 and $3,613 for the Treasury Securities Money Market Fund,Strategic Income BondFund, ValueFund,GrowthFund and Burkenroad Fund, respectively.

4. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator. Such officers are paid no fees by the Trust for serving in their respective roles.


                                      ----
                                       44
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

5. CAPITAL SHARES:

Shares issued, reinvested and redeemed for the Funds were as follows for the years ended January 31, (000):

                                         TREASURY SECURITIES      STRATEGIC INCOME
                                          MONEY MARKET FUND          BOND FUND               VALUE FUND
                                        --------------------    --------------------    --------------------
                                          2005        2004        2005        2004        2005        2004
                                        --------    --------    --------    --------    --------    --------
Trust Class Shares:
  Shares issued                          458,894     222,256       1,417         751       2,035         640
  Shares reinvested                           18          --           9           6          40           1
  Shares redeemed                       (373,272)   (238,363)       (436)       (405)     (2,081)       (393)
                                        --------    --------    --------    --------    --------    --------
Total Trust Class Shares Transactions     85,640     (16,107)        990         352          (6)        248
                                        --------    --------    --------    --------    --------    --------
Institutional Sweep
 Class Shares:
  Shares issued                          753,825     546,067         n/a         n/a         n/a         n/a
  Shares reinvested                           20           6         n/a         n/a         n/a         n/a
  Shares redeemed                       (665,906)   (572,695)        n/a         n/a         n/a         n/a
                                        --------    --------    --------    --------    --------    --------
Total Institutional Sweep
  Class Shares Transactions               87,939     (26,622)        n/a         n/a         n/a         n/a
                                        --------    --------    --------    --------    --------    --------
Class A Shares:
  Shares issued                          205,033     231,043         259         176         548         307
  Shares reinvested                           66          11          16          12          21           2
  Shares redeemed                       (198,167)   (182,743)       (125)       (111)       (186)        (93)
                                        --------    --------    --------    --------    --------    --------
Total Class A Shares Transactions          6,932      48,311         150          77         383         216
                                        --------    --------    --------    --------    --------    --------
Class C Shares:
  Shares issued                              n/a         n/a           2          11          15           7
  Shares reinvested                          n/a         n/a          --          --           1          --
  Shares redeemed                            n/a         n/a          (1)         (6)         (1)         (1)
                                        --------    --------    --------    --------    --------    --------
Total Class C Shares Transactions            n/a         n/a           1           5          15           6
                                        --------    --------    --------    --------    --------    --------
Class D Shares:
  Shares issued                              n/a         n/a         n/a         n/a         n/a         n/a
  Shares redeemed                            n/a         n/a         n/a         n/a         n/a         n/a
                                        --------    --------    --------    --------    --------    --------
Total Class D Shares Transactions            n/a         n/a         n/a         n/a         n/a         n/a
                                        --------    --------    --------    --------    --------    --------
Net Change in Capital Shares             180,511       5,582       1,141         434         392         470
                                        ========    ========    ========    ========    ========    ========

                                                                    BURKENROAD
                                            GROWTH FUND                FUND
                                        --------------------    -------------------
                                          2005        2004        2005       2004
                                        --------    --------    --------   --------
Trust Class Shares:
  Shares issued                            1,790         602         n/a        n/a
  Shares reinvested                           --          --         n/a        n/a
  Shares redeemed                         (1,745)       (413)        n/a        n/a
                                        --------    --------    --------   --------
Total Trust Class Shares Transactions         45         189         n/a        n/a
                                        --------    --------    --------   --------
Institutional Sweep
 Class Shares:
  Shares issued                              n/a         n/a         n/a        n/a
  Shares reinvested                          n/a         n/a         n/a        n/a
  Shares redeemed                            n/a         n/a         n/a        n/a
                                        --------    --------    --------   --------
Total Institutional Sweep
  Class Shares Transactions                  n/a         n/a         n/a        n/a
                                        --------    --------    --------   --------
Class A Shares:
  Shares issued                              606         294         142         46
  Shares reinvested                           --          --          --         --
  Shares redeemed                           (170)        (71)        (24)       (17)
                                        --------    --------    --------   --------
Total Class A Shares Transactions            436         223         118         29
                                        --------    --------    --------   --------
Class C Shares:
  Shares issued                               16           7         n/a        n/a
  Shares reinvested                           --          --         n/a        n/a
  Shares redeemed                             --          (4)        n/a        n/a
                                        --------    --------    --------   --------
Total Class C Shares Transactions             16           3         n/a        n/a
                                        --------    --------    --------   --------
Class D Shares:
  Shares issued                              n/a         n/a          59         36
  Shares redeemed                            n/a         n/a          (9)        (2)
                                        --------    --------    --------   --------
Total Class D Shares Transactions            n/a         n/a          50         34
                                        --------    --------    --------   --------
Net Change in Capital Shares                 497         415         168         63
                                        ========    ========    ========   ========

"n/a" designates that the Fund does not offer this class.

Amounts designated as "--" are either 0 or have been rounded to 0.


                                      ----
                                       45
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------
--------------------------------------------------------------------------------

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2005 were as follows:

                                         STRATEGIC
                                          INCOME        VALUE       GROWTH      BURKENROAD
                                         BOND FUND      FUND         FUND         FUND
                                           (000)        (000)        (000)        (000)
                                        -----------   ---------    ---------   ------------
Cost of Security Purchases
  U.S. Government Securities              $27,216      $    --      $    --      $    --
  Other                                    18,396       51,928       35,742        4,824

Proceeds from Sales and Maturities
  U.S. Government Securities              $13,018      $    --      $    --      $    --
  Other                                     9,962       45,235       28,883        1,004

7. FEDERAL TAX INFORMATION:

It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income, paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to tax treatment of paydown gain (loss) on mortgage and asset-backed securities and net operating losses, have been reclassified to/from the following accounts:

                               UNDISTRIBUTED      PAID IN        ACCUMULATED
                               NET INVESTMENT     CAPITAL     NET REALIZED LOSS
                                INCOME (000)       (000)            (000)
                               --------------   -----------  -------------------
Strategic Income Bond Fund         $ 50            $ --             $(50)
Growth Fund                          34             (34)              --
Burkenroad Fund                      (1)              2               (1)

The tax character of dividends and distributions declared during the years ended January 31, 2005 and January 31, 2004 were as follows (000):

                                            ORDINARY INCOME      LONG-TERM CAPITAL GAIN          TOTALS
                                            2005        2004        2005        2004        2005        2004
                                           ------      ------      ------      ------      ------      ------
Treasury Securities Money Market Fund      $1,806      $  614      $   --      $   --      $1,806      $  614
Strategic Income Bond Fund                  2,143       2,147         442          --       2,585       2,147
Value Fund                                    483         429       1,738          --       2,221         429

All Funds have a tax year end of April 30. The distributions represent those made during the fiscal years ended January 31.

Amounts designated as "--" are either $0 or have been rounded to $0.


                                      ----
                                       46
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

The Funds have a tax year end of April 30.

As of January 31, 2005, the estimated components of distributable earnings were as follows (000):

                                  STRATEGIC
                                   INCOME         VALUE       GROWTH       BURKENROAD
                                  BOND FUND       FUND         FUND           FUND
                                  ---------     ---------    ---------     ----------
Undistributed ordinary income      $    21       $    --      $    --       $    --
Capital loss carryforwards(1)           --            --       (2,377)          (78)
Other temporary
differences(2)                         (76)        1,729          167           (72)
Unrealized appreciation                835        20,705       13,246         2,025
                                   -------       -------      -------       -------
Total Distributable Earnings       $   780       $22,434      $11,036       $ 1,875

(1) Capital loss carryforwards have been determined through October 31, 2004. Actual amounts to be determined at the end of the Funds' tax year end of April 30, 2005.

(2) Represents ordinary income and capital gains earned through January 31, 2005 that have not been recognized for tax purposes. The tax character of these amounts will be determined at the end of the Funds' tax year end of April 30, 2005.

The Treasury Securities Money Market Fund had no distributable earnings as of January 31, 2005.

Amounts designated as "--" are either $0 or have been rounded to $0.

The following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates at January 31, 2005 as follows (000):

                                 2011           2012         2013          TOTAL
                                 ----           ----         ----          -----
Growth Fund                     $2,377        $   --        $   --        $2,377
Burkenroad Fund                     19            28            31            78

The capital loss carryforwards for the Funds are estimated at January 31, 2005 and include capital gains/(losses) through October 31, 2004. The actual capital loss carryforwards will be determined at the end of the Funds' tax year end of April 30, 2005.

Amounts designated as "--" are either $0 or have been rounded to $0.

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains. During the year ended January 31, 2005, the Strategic Income Bond Fund, the Value Fund and the Growth Fund utilized capital loss carryforwards of $152,568, $2,367,222 and $1,083,419, respectively, to offset realized capital gains.

For Federal income tax purposes, the cost of securities owned at January 31, 2005, and the net realized gains or losses on securities sold for the period were the same as amounts reported for financial reporting purposes. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2005, were as follows:

                                                  AGGREGATED       AGGREGATED
                                                    GROSS            GROSS        NET UNREALIZED
                              FEDERAL TAX COST   APPRECIATION     DEPRECIATION     APPRECIATION
                                   (000)            (000)            (000)              (000)
                              ----------------   ------------     ------------     ------------
Strategic Income Bond Fund        $74,239          $ 1,011         $  (176)          $   835
Value Fund                         57,238           21,249            (544)           20,705
Growth Fund                        38,321           13,709            (463)           13,246
Burkenroad Fund                     6,761            2,089             (64)            2,025


                                      ----
                                       47
                                      ----

-----------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-----------------------------------------
--------------------------------------------------------------------------------

8. GUARANTEES:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (UNAUDITED):

On May 17, 2004, PricewaterhouseCoopers LLP (PwC) was notified that it was not selected by the Audit Committee of the Trust as the independent registered public accounting firm for the Trust's fiscal year-ending January 31, 2005. KPMG LLP ("KPMG") was selected as the Trust's independent registered public accounting firm for the fiscal year ended January 31, 2005. The decision to select KPMG was recommended by the Audit Committee and was approved by the Board on May 18, 2004.

The reports of the financial statements audited by PwC for the Trust for each of the periods in the four-year period ended January 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the year ended January 31, 2004 and through May 17, 2004, there were no disagreements between the Trust and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements.


                                      ----
                                       48
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
-------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         JANUARY 31, 2005
-------------------------------------------------------
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Hancock Horizon Funds of The Advisors' Inner Circle Fund II:

We have audited the accompanying statements of net assets of the Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, and Hancock Horizon Burkenroad Fund, five of the portfolios constituting The Advisors' Inner Circle Fund II, (the "Trust"), as of January 31, 2005, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods ended January 31, 2004, and prior, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements in their report dated March 12, 2004.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2005, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Strategic Income Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, and Hancock Horizon Burkenroad Fund as of January 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.


                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
March 22, 2005


                                      ----
                                       49
                                      ----

-----------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED)
-----------------------------------------------------------------------
--------------------------------------------------------------------------------

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran

                                                TERM OF
                           POSITION(S)         OFFICE AND
    NAME, ADDRESS,          HELD WITH          LENGTH OF                     PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST         TIME SERVED(2)                   DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER             Chairman         (Since 1991)        Currently performs various services on behalf
58 yrs. old                of the Board                           of SEI Investments for which Mr. Nesher is
                           of Trustees                            compensated. Executive Vice President of SEI
                                                                  Investments, 1986-1994. Director and
                                                                  Executive Vice President of the Administrator
                                                                  and the Distributor, 1981-1994.
---------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN             Trustee          (Since 1992)        Self Employed Consultant since 2003. Partner,
1701 Market Street,                                               Morgan, Lewis & Bockius LLP (law firm) from
Philadelphia, PA 19103                                            1976-2003, counsel to the Trust, SEI Investments,
64 yrs. old                                                       the Administrator and the Distributor. Director
                                                                  of SEI Investments since 1974; Secretary of
                                                                  SEI Investments since 1978.
---------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive,
    Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities
    Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment
    Company Act of 1940.

                                      ----
                                       50
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

are Trustees who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The following chart lists Trustees and Officers as of February 25, 2005.

                                   NUMBER OF
                                   FUNDS IN
                      THE ADVISORS' INNER CIRCLE FUND II
    NAME, ADDRESS,             OVERSEEN BY BOARD                           OTHER DIRECTORSHIPS
         AGE(1)                      MEMBER                                HELD BY BOARD MEMBER(3)
------------------------------------------------------------------------------------------------------------------
ROBERT A. NESHER                       7                     Trustee of The Advisors' Inner Circle Fund, Bishop
58 yrs. old                                                  Street Funds, The MDL Funds, SEI Asset Allocation
                                                             Trust, SEI Daily Income Trust, SEI Index Funds,
                                                             SEI Institutional International Trust, SEI
                                                             Institutional Investments Trust, SEI Institutional
                                                             Managed Trust, SEI Liquid Asset Trust, SEI Tax
                                                             Exempt Trust, SEI Opportunity Master Fund, L.P.,
                                                             SEI Opportunity Fund, L.P., SEI Absolute Return
                                                             Master Fund, L.P., SEI Absolute Return Fund, L.P.,
                                                             SEI Global Master Fund, PLC, SEI Global Assets
                                                             Fund, PLC, SEI GLobal Investments Fund, PLC and
                                                             SEI Investments Global, Limited.
------------------------------------------------------------------------------------------------------------------
WILLIAM M. DORAN                       7                     Director of SEI Investments Company and SEI
1701 Market Street,                                          Investments Distribution Co., SEI Investments
Philadelphia, PA 19103                                       Global Fund Services Limited, SEI Investments
64 yrs. old                                                  Global Limited, Trustee of The The Advisors' Inner
                                                             Circle Fund, The MDL Funds, SEI Asset Allocation
                                                             Trust, SEI Daily Income Trust, SEI Index Funds,
                                                             SEI Institutional International Trust, SEI
                                                             Institutional Investments Trust, SEI Institutional
                                                             Managed Trust, SEI Liquid Asset Trust and SEI Tax
                                                             Exempt Trust.
------------------------------------------------------------------------------------------------------------------

                                      ----
                                       51
                                      ----

-----------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                TERM OF
                           POSITION(S)         OFFICE AND
    NAME, ADDRESS,          HELD WITH           LENGTH OF                    PRINCIPAL OCCUPATION(S)
         AGE(1)             THE TRUST         TIME SERVED(2)                 DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

JOHN T. COONEY             Trustee            (Since 1993)        Vice Chairman of Ameritrust Texas N.A.,
77 yrs. old                                                       1989-1992, and MTrust Corp., 1985-1989.
---------------------------------------------------------------------------------------------------------------------
ROBERT A. PATTERSON        Trustee            (Since 1993)        Pennsylvania State University, Senior Vice
87 yrs. old                                                       President, Treasurer (Emeritus); Financial
                                                                  and Investment Consultant, Professor of
                                                                  Transportation since 1984; Vice President-
                                                                  Investments, Treasurer, Senior Vice President
                                                                  (Emeritus), 1982-1984. Director, Pennsylvania
                                                                  Research Corp.
---------------------------------------------------------------------------------------------------------------------
EUGENE B. PETERS           Trustee            (Since 1993)        Private investor from 1987 to present. Vice
75 yrs. old                                                       President and Chief Financial officer, Western
                                                                  Company of North America (petroleum service
                                                                  company), 1980-1986. President of Gene Peters
                                                                  and Associates (import company), 1978-1980.
                                                                  President and Chief Executive Officer of Jos.
                                                                  Schlitz Brewing Company before 1978.
---------------------------------------------------------------------------------------------------------------------
JAMES M. STOREY            Trustee            (Since 1994)        Attorney, Solo Practitioner since 1994.
73 yrs. old                                                       Partner, Dechert, September 1987-December 1993.
---------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive,
    Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities
    Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment
    Company Act of 1940.

                                      ----
                                       52
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

                                 NUMBER OF
                                 FUNDS IN
                    THE ADVISORS' INNER CIRCLE FUND II
    NAME, ADDRESS,          OVERSEEN BY BOARD                            OTHER DIRECTORSHIPS
         AGE(1)                   MEMBER                                HELD BY BOARD MEMBER(3)
----------------------------------------------------------------------------------------------------------------
JOHN T. COONEY                       7                     Trustee of The Advisors' Inner Circle Fund and The
77 yrs. old                                                MDL Funds.
----------------------------------------------------------------------------------------------------------------
ROBERT A. PATTERSON                  7                     Member and Treasurer, Board of Trustees of Grove
87 yrs. old                                                City College. Trustee of The Advisors' Inner
                                                           Circle Fund and The MDL Funds.
----------------------------------------------------------------------------------------------------------------
EUGENE B. PETERS                     7                     Trustee of The Advisors' Inner Circle Fund and The
75 yrs. old                                                MDL Funds.
----------------------------------------------------------------------------------------------------------------
JAMES M. STOREY                      7                     Trustee of The Advisors' Inner Circle Fund, The
73 yrs. old                                                MDL Funds, SEI Asset Allocation Trust, SEI Daily
                                                           Income Trust, SEI Index Funds, SEI Institutional
                                                           International Trust, SEI Institutional Investments
                                                           Trust, SEI Institutional Managed Trust, SEI Liquid
                                                           Asset Trust and SEI Tax Exempt Trust.
----------------------------------------------------------------------------------------------------------------

                                      ----
                                       53
                                      ----

-----------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONTINUED)
-----------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                   TERM OF
                              POSITION(S)         OFFICE AND
    NAME, ADDRESS,             HELD WITH           LENGTH OF                   PRINCIPAL OCCUPATION(S)
         AGE(1)                THE TRUST         TIME SERVED(2)                  DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

GEORGE J. SULLIVAN, JR.       Trustee            (Since 1999)        Chief Executive Officer, Newfound
62 yrs. old                                                          Consultants, Inc. since April 1997. General
                                                                     Partner, Teton Partners, L.P., June 1991-
                                                                     December 1996; Chief Financial Officer,
                                                                     Nobel Partners, L.P., March 1991-December
                                                                     1996; Treasurer and Clerk, Peak Asset
                                                                     Management, Inc., since 1991.
------------------------------------------------------------------------------------------------------------------------
BETTY L. KRIKONIAN            Trustee            (Since 2005)        Self-Employed Legal and Financial Services
61 yrs. old                                                          Consultant since 2003. State Street Bank Global
                                                                     Securities and Cash Operations from 1995 to 2003.
------------------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM            Trustee            (Since 2005)        Self-Employed Business Consultant, Business
70 yrs. old                                                          Project Inc. since 1997. CEO and President, United
                                                                     Grocers Inc. from 1997 to 2000.
------------------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON           Trustee            (Since 2005)        Retired.
62 yrs. old
------------------------------------------------------------------------------------------------------------------------

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive,
    Oaks, Pennsylvania 19456.

(2) Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities
    Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment
    Company Act of 1940.

                                      ----
                                       54
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                       NUMBER OF
                                       FUNDS IN
                          THE ADVISORS' INNER CIRCLE FUND II
    NAME, ADDRESS,                OVERSEEN BY BOARD                                OTHER DIRECTORSHIPS
         AGE(1)                         MEMBER                                HELD BY BOARD MEMBER/OFFICER3
----------------------------------------------------------------------------------------------------------------------
GEORGE J. SULLIVAN, JR.                  7                       Trustee, State Street Navigator Securities Lending
62 yrs. old                                                      Trust, since 1995. Trustee of The Fulcrum Trust.
                                                                 Trustee of The Advisors' Inner Circle Fund, The
                                                                 MDL Funds, SEI Asset Allocation Trust, SEI Daily
                                                                 Income Trust, SEI Index Funds, SEI Institutional
                                                                 International Trust, SEI Institutional Investments
                                                                 Trust, SEI Institutional Managed Trust, SEI Liquid
                                                                 Asset Trust, SEI Tax Exempt Trust, SEI Opportunity
                                                                 Master Fund, L.P., SEI Absolute Return Fund, L.P.
                                                                 and SEI Opportunity Fund, L.P.
----------------------------------------------------------------------------------------------------------------------
BETTY L. KRIKONIAN                         7                     Trustee of The Advisors' Inner Circle Fund and the
61 yrs. old                                                      MDL Funds.
----------------------------------------------------------------------------------------------------------------------
CHARLES E. CARLBOM                         7                     Director, Crown Pacific, Inc. Trustee of The
70 yrs. old                                                      Advisors' Inner Circle Fund and the MDL Funds.
----------------------------------------------------------------------------------------------------------------------
MITCHELL A. JOHNSON                        7                     Director, Federal Agricultural Mortgage
62 yrs. old                                                      Corporation. Trustee of The Advisors' Inner Circle
                                                                 Fund and the MDL Funds.
----------------------------------------------------------------------------------------------------------------------


                                      ----
                                       55
                                      ----

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND II (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                        TERM OF
                                 POSITION(S)           OFFICE AND
    NAME, ADDRESS,                HELD WITH             LENGTH OF                     PRINCIPAL OCCUPATION(S)
         AGE(1)                   THE TRUST            TIME SERVED                      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

JAMES F. VOLK, CPA                President            (Since 2003)        Senior Operations Officer, SEI Investments,
42 yrs. old                                                                Fund Accounting and Administration (1996-present);
                                                                           Assistant Chief Accountant of the U.S. Securities and
                                                                           Exchange Commission's Division of Investment
                                                                           Management (1993-1996).
----------------------------------------------------------------------------------------------------------------------------------
PETER J. GOLDEN             Controller and Chief       (Since 2001)        Director, SEI Investments, Fund Accounting and
40 yrs. old                   Financial Officer                            Administration since June 2001. From March 2000 to
                                                                           2001, Vice President of Funds Administration for
                                                                           J.P. Morgan Chase & Co. From 1997 to 2000, Vice
                                                                           President of Pension and Mutual Fund Accounting
                                                                           for Chase Manhattan Bank.
----------------------------------------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI            Chief Compliance         (Since 2004)        Vice President and Assistant Secretary of SEI
35 yrs. old                        Officer                                 Investments and Vice President and Assistant Secretary
                                                                           of SEI Investments Global Funds Services from
                                                                           2000-2004; Vice President, Merrill Lynch & Co. Asset
                                                                           Management Group from 1998-2000; Associate
                                                                           at Pepper Hamilton LLP from 1997-1998.
----------------------------------------------------------------------------------------------------------------------------------
JAMES NDIAYE                 Vice President and        (Since 2004)        Employed by SEI Investments Company since
36 yrs. old                       Secretary                                2004. Vice President, Deusche Asset Management
                                                                           from 2003-2004. Associate, Morgan, Lewis & Bockius
                                                                           LLP from 2000-2003. Counsel, Assistant Vice President,
                                                                           ING Variable Annuities Group from 1999-2000.
----------------------------------------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO          Assistant Vice President     (Since 2000)        General Counsel, Vice President and Assistant
36 yrs. old                and Assistant Secretary                         Secretary of SEI Investments Global Funds Services
                                                                           since 1999; Associate, Dechert (law firm) from
                                                                           1997-1999; Associate, Richter, Miller & Finn
                                                                           (law firm) from 1994-1997.
----------------------------------------------------------------------------------------------------------------------------------
PHILIP T. MASTERSON          Vice President and        (Since 2004)        Employed by SEI Investments Company since 2004.
40 yrs. old                  Assistant Secretary                           General Counsel, CITCO Mutual Fund Services from
                                                                           2003-2004. Vice President and Associate Counsel,
                                                                           Oppenheimer Funds from 2001-2003. and Vice
                                                                           President and Assistant Counsel from 1997-2001.
----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                      ----
                                       56
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
                                                                JANUARY 31, 2005
--------------------------------------------------------------------------------

                                       NUMBER OF
                                       FUNDS IN
                             THE ADVISORS' INNER CIRCLE FUND II
    NAME, ADDRESS,                 OVERSEEN BY BOARD                      OTHER DIRECTORSHIPS
         AGE(1)                          MEMBER                           HELD BY BOARD MEMBER
---------------------------------------------------------------------------------------------------
JAMES F. VOLK, CPA                        N/A                                     N/A
42 yrs. old
---------------------------------------------------------------------------------------------------
PETER J. GOLDEN                           N/A                                     N/A
40 yrs. old
---------------------------------------------------------------------------------------------------
WILLIAM E. ZITELLI                        N/A                                     N/A
35 yrs. old
---------------------------------------------------------------------------------------------------
JAMES NDIAYE                              N/A                                     N/A
36 yrs. old
---------------------------------------------------------------------------------------------------
TIMOTHY D. BARTO                          N/A                                     N/A
36 yrs. old
---------------------------------------------------------------------------------------------------
PHILIP T. MASTERSON                       N/A                                     N/A
40 yrs. old
---------------------------------------------------------------------------------------------------

                                      ----
                                       57
                                      ----

----------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
----------------------------------
--------------------------------------------------------------------------------

For shareholders that do not have a January 31, 2005 tax year end, this notice is for informational use only.

For the fiscal year ended January 31, 2005, each Fund is designating long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                           LONG TERM       ORDINARY
                         CAPITAL GAINS      INCOME           TOTAL         DIVIDENDS      QUALIFIED         U.S.
                         DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS     RECEIVED        DIVIDEND      GOVERNMENT
FUND                      (TAX BASIS)     (TAX BASIS)     (TAX BASIS)    DEDUCTION (1)    INCOME (2)    INTEREST (3)
----                     -------------   -------------   -------------   -------------    ----------    ------------
Treasury Securities
   Money Market Fund          0.00%         100.00%         100.00%           0.00%           0.00%         32.16%

Strategic Income
   Bond Fund                 17.09%          82.91%         100.00%           0.00%           0.00%         14.89%

Value Fund                   78.26%          21.74%         100.00%         100.00%         100.00%          0.00%

Growth Fund                   0.00%           0.00%           0.00%           0.00%           0.00%          0.00%

Burkenroad Fund               0.00%           0.00%           0.00%           0.00%           0.00%          0.00%

(1) Qualifying dividends represent dividends which qualify for the corporatedividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income". It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.


                                      ----
                                       58
                                      ----

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
-----
NOTES                                                           JANUARY 31, 2005
-----

--------------------------------------------------------------------------------

-----
NOTES
-----

--------------------------------------------------------------------------------

                                                 [GRAPHIC OF LIGHTHOUSE OMITTED]
-----
NOTES                                                           JANUARY 31, 2005
-----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               WALL STREET SAVVY,
                                  MAIN STREET TOUCH.

                               INVESTMENT ADVISER
                                Horizon Advisers
                  (an unincorporated division of Hancock Bank)
                                One Hancock Plaza
                                  P.O. Box 4019
                           Gulfport, Mississippi 39502

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP

                        THIS MATERIAL MUST BE PRECEDED OR
                      ACCOMPANIED BY A CURRENT PROSPECTUS.

                           THE HANCOCK HORIZON FUNDS:

                           o NOT FDIC INSURED
                           o NO BANK GUARANTEE
                           o MAY LOSE VALUE

                         [GRAPHIC OF LIGHTHOUSE OMITTED]
                              HANCOCK HORIZON FUNDS

                    FOR MORE INFORMATION CALL 1.888.346.6300
                           WWW.HANCOCKHORIZONFUNDS.COM

--------------------------------------------------------------------------------

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's Principal Executive Officer, Principal Financial Officer, and any person who performs a similar function.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Patterson and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP ("KPMG") and PricewaterhouseCoopers ("PwC") related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the fiscal year 2005 and PwC billed the Trust aggregate fees for services rendered to the Trust for the fiscal year 2004 as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                          2005*                                                  2004+
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                    All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                    services to the   services to       and services to   services to the   services to       and services to
                    Trust that were   service           service           Trust that were   service           service
                    pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                      were pre-         did not require                     were pre-         did not require
                                      approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (a)     Audit        $85,300             N/A               N/A               $86,400             N/A               N/A
         Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (b)     Audit-         N/A               N/A               N/A                 N/A               N/A               N/A
         Related
         Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (c)     Tax            N/A               N/A               N/A                 N/A               N/A               N/A
         Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
 (d)     All            N/A               N/A               N/A                 N/A               N/A               N/A
         Other
         Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

*KPMG
+PwC

Notes:
   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    Not Applicable

(e)(2) Percentage of fees billed by KPMG and PwC applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

       ---------------------------- ----------------- ----------------
                                         2005*             2004+
       ---------------------------- ----------------- ----------------
        Audit-Related Fees                N/A               N/A

       ---------------------------- ----------------- ----------------
        Tax Fees                          N/A               N/A

       ---------------------------- ----------------- ----------------
        All Other Fees                    N/A               N/A

       ---------------------------- ----------------- ----------------

*KPMG
+PwC

(f)       Not applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for fiscal year 2005 were $0.

(g)(2) The aggregate non-audit fees and services billed by PwC for fiscal year 2004 were $0.

(h)       Not applicable.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The Advisors' Inner Circle Fund II


By (Signature and Title)*                 /s/ James F. Volk
                                          -----------------
                                          James F. Volk
                                          President

Date: 03/23/05





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                 /s/ James F. Volk
                                          -----------------
                                          James F. Volk
                                          President
Date: 03/23/05


By (Signature and Title)*                 /s/ Peter J. Golden
                                          -------------------
                                          Peter J. Golden
                                          Controller and Chief Financial Officer

Date: 03/23/05

* Print the name and title of each signing officer under his or her signature.